Exhibit 99(b)

Schedule of Participants

Additional Survey Participants

TW CDB General

Industry Executive

Survey

3M

A.O. Smith

Abbott Laboratories

Accenture

ACH Food

Acxiom

Adecco

Aerojet

Agilent Technologies

Agrium

Air Liquide

Air Products and
Chemicals

Alcatel-Lucent

Alcoa

Allergan

AMC Entertainment

American Crystal Sugar

American Sugar Refining

Americas Styrenics

AmerisourceBergen

AMETEK

Amgen

AMSTED Industries

Anixter International

APL

Appleton Papers

ARAMARK

Arby’s Restaurant Group

Archer Daniels Midland

Arctic Cat

Aricent Group

Arkema

Armstrong World
Industries

Arrow Electronics

Ashland

AstraZeneca

AT&T

Atos IT Solutions and
Services

Automatic Data
Processing

Avaya

Avis Budget Group

BAE Systems

Ball

Barnes Group

BASF

Baxter International

Bayer AG

Bayer Business &
Technology Services

Bayer CropScience

Bayer HealthCare

BD — Becton Dickson

Beam

Bechtel Systems &
Infrastructure Inc

Best Buy

Big Lots

Bob Evans Farms

Boehringer Ingelheim

Boeing

Booz Allen Hamilton

BorgWarner

Boston Scientific

Brady

Bristol-Myers Squibb

Brunswick

Bunge

Burlington Northern Santa Fe

Bush Brothers

CA, Inc.

Cardinal Health

CareFusion

Cargill

Carlson

Carmeuse North America
Group

Carnival

Carpenter Technology

Catalent Pharma Solutions

Catalyst Health Solutions

Caterpillar

Celanese Americas

Celestica

Century Aluminum

CEVA Logistics

CGI Technologies &
Solutions

CH2M Hill

Chemtura

Chiquita Brands

CHS

Cintas

Cisco Systems

Clear Channel
Communications

Cliffs Natural Resources

Cloud Peak Energy

Coach

Coca-Cola

Coca-Cola Enterprises

Coinstar

Colgate-Palmolive

Columbia Sportswear

Comcast

Compass Group

ConAgra Foods

Continental Automotive
Systems

ConvaTec

Convergys

Cooper Industries

Corning

Covance

Covidien

Crown Castle

CSC

CSX

Cummins

Curtiss-Wright

CVS Caremark

Daiichi Sankyo

Daimler Trucks North
America

Danaher

Darden Restaurants

Dean Foods

Deckers Outdoor

Dell

Delta Air Lines

Deluxe

Dentsply

Dex One

DIRECTV Group

Dollar Thrifty Automotive
Group

Dollar Tree

Domtar

Donaldson

Dow Corning

DuPont

E.W. Scripps

Eastman Chemical

Eaton

eBay

Ecolab

Eisai, Inc.

Eli Lilly

EMC

Emerson Electric

EnCana Oil & Gas USA

Endo Health Solutions

EnPro Industries

Equifax

Equity Office Properties

Ericsson

ESRI

Essilor of America

Estee Lauder

Esterline Technologies

Euro-Pro Operating

Exelis

Expedia

Experian Americas

Express Scripts

Exterran

Federal-Mogul

Fidessa Group

Fluor

Ford

Forest Laboratories

Freeport-McMoRan
Copper & Gold

GAF Materials

Gap

Gates

GATX

Gavilon

GenCorp

General Atomics

General Dynamics

General Mills

General Motors

Gilead Sciences

GlaxoSmithKline

Globecomm Systems

Goodrich

Graco

Green Mountain

GROWMARK

GTECH

H.B. Fuller

Hanesbrands

Hanger Orthopedic Group

Harland Clarke

Harman International
Industries

Harsco

Hasbro

Herman Miller

Hershey

Hertz

Hewlett-Packard

Hexcel

Hilton Worldwide

Hitachi Data Systems

HNI

HNTB

Hoffmann-La Roche

Honeywell

Hormel Foods

Hostess Brands

Houghton Mifflin Harcourt
Publishing

Hovnanian Enterprises

HTC Corporation

Hunt Consolidated

Hutchinson Technology

IBM

IDEXX Laboratories

Illinois Tool Works

Ingersoll-Rand

Intel

Intercontinental Hotels

International Data Group

International Flavors &
Fragrances

International Game
Technology

International Paper

ION Geophysical

Irvine

Itron

ITT — Corporate

J.M. Smucker

J.R. Simplot

Jabil Circuit

Jack-in-the-Box

Jacobs Engineering

JetBlue Airways

Johns-Manville

Johnson & Johnson

Johnson Controls

Kaman Industrial
Technologies

Kansas City Southern

Kao Brands

KB Home

KBR

Kellogg

Kelly Services

Kennametal

Keystone Foods

Kimberly-Clark

Kimco Realty

Kinross Gold

Koch Industries

Kohler

Kyocera Corporation

L-3 Communications

Land O’Lakes

Leggett and Platt

Lend Lease

Lenovo

Leprino Foods

Level 3 Communications

Lexmark International

Life Technologies

LifeCell

Limited

Lincoln Electric

L’Oreal

Lorillard Tobacco

LSG Sky Chefs

LyondellBasell

Magellan Midstream
Partners

Makino

Manitowoc

Marriott International

Martin Marietta Materials

Mary Kay

Mattel

Matthews International

McDonald’s

McGraw-Hill

MeadWestvaco

Medicines Company

Medtronic

Merck & Co

Meredith

Micron Technology

Microsoft

Milacron

MillerCoors

Mohegan Sun Casino

Molson Coors Brewing

Monsanto

Mosaic

Motorola Mobility

Motorola Solutions

Murphy Oil

Mylan

Nash-Finch

Navigant Consulting

Navistar International

NBTY

Neoris USA

Nestle USA

NeuStar

Newmont Mining

NewPage

Nissan North America

Nokia

Norfolk Southern

Northrop Grumman

Novartis Consumer Health

Novo Nordisk
Pharmaceuticals

Novus International

Nu Skin Enterprises

Nypro

Occidental Petroleum

Office Depot

Omnicare

OMNOVA Solutions

OSI Restaurant Partners

Owens Corning

Pall Corporation

Parker Hannifin

Parsons

PCL Constructors

Performance Food Group

Pfizer

Pitney Bowes

Plexus

Polaris Industries

Polymer Group

PolyOne

Potash

PPG Industries

Praxair

Pulte Homes

Purdue Pharma

Quest Diagnostics

Quintiles

R.R. Donnelley

Ralcorp Holdings

Rayonier

Regency Centers

Research in Motion

Revlon

Ricardo

Rio Tinto

Roche Diagnostics

Rockwell Automation

Rockwell Collins

Rohm Semiconductor USA

Rolls-Royce North
America

S.C. Johnson & Son

Sabre

SAIC

Sanofi-Aventis

SAS Institute

SCA Americas

Schlumberger

Schreiber Foods

Schwan’s

Scientific Research
Corporation

Scotts Miracle-Gro

Seagate Technology

Sealed Air

ServiceMaster Company

ShawCor

Sherwin-Williams

Shire Pharmaceuticals

Siemens AG

Sigma-Aldrich

Snap-on

Sodexo

Solvay America

Sonoco Products

Sony Corporation

Space Systems Loral

Sprint Nextel

SPX

Staples

Starbucks Coffee
Company

Starwood Hotels &
Resorts

Statoil

Stepan Company

Stryker

Sundt Construction

Swagelok

Syngenta Crop Protection

Sysco

Target

Taubman Centers

TE Connectivity

Tech Data

TeleTech Holdings

Teradata

Terex

Textron

Thermo Fisher Scientific

Thomson Reuters

Time Warner

Time Warner Cable

T-Mobile USA

Toro

Tower International

Toyota Motor Engineering
& Manufacturing North
America

Transocean

Trepp

Trident Seafoods

Trinity Industries

Tronox

TRW Automotive

Tupperware Brands

Tyson Foods

Underwriters Laboratories

Unilever United States

Union Pacific Corporation

Unisys

United Rentals

United States Cellular

United Technologies

UPS

URS

Valero Energy

Valmont Industries

Verizon

Vertex Pharmaceuticals

Viacom

Viad

VistaPrint

Vulcan Materials

VWR International

Walt Disney

Warner Chilcott

Waste Management

Watson Pharmaceuticals

Wendy’s Group

Westlake Chemical

Weyerhaeuser

Whirlpool

Wm. Wrigley Jr.

Xerox

Xylem

YRC Worldwide

Yum! Brands

Zebra Technologies

Mercer General Industry Survey

20-20 Technologies

3PS, Inc.

7-Eleven, Inc.

A & E Television Networks

AAA National Office

AAA Northern California,
Nevada and Utah

AarhusKarlshamn USA
Inc.

AB Mauri Food Inc.

AB Vista

ABB Concise Optical
Group

Abbott Laboratories

ABQ Health Partners

Accident Fund Insurance
Company of America

ACS Technologies

Actavis Inc.

ACUITY

Acuity Brands Inc.

Acuity Brands Inc. —
Controls

Acuity Brands Inc. —
Lighting & Luminaries

Aditi Technologies

Adva Optical Networking
North America, Inc.

Adventist Health

Adventist Health —
Adventist Med Center
— Hanford

Adventist Health —
Adventist Med Center
— Portland

Adventist Health — Castle Medical Center

Adventist Health —
Feather River Hospital

Adventist Health — Frank
R. Howard Memorial
Hospital

Adventist Health —
Glendale Adventist
Med Center

Adventist Health — Saint
Helena Hospital

Adventist Health — San
Joaquin Community
Hospital

Adventist Health — Simi
Valley Hospital

Adventist Health —
Sonora Regional Med
Center

Adventist Health — St
Helena Hospital —
Clear Lake

Adventist Health —
Tillamook County General Hospital

Adventist Health — Ukiah Valley Medical
Center

Adventist Health —
Walla Walla General Hospital

Adventist Health —
White Memorial Med Center

Advocate Healthcare

AECOM Technology
Corporation

Aeronix, Inc.

AET Inc. Ltd.

AET Inc. Ltd. — AET
Offshore Services, Inc.

Aetna, Inc.

AFC Enterprises, Inc.

Aflac Incorporated

AgFirst Farm Credit Bank

Aggreko International

AGL Resources

AGL Resources —
Elizabethtown Gas

AGL Resources —
Sequent Energy
Management

Agnesian HealthCare

AgriBank, FCB

Agropur Cooperative —
Cheese & Ingredient

Agropur Cooperative —
Natrel USA

Ahlstrom USA

Aimia Proprietary Loyalty
US Inc.

AIPSO

Air Liquide

Akzo Nobel, Inc.

Alcoa, Inc.

Alea North America

Alegent Health

Alexian Brothers Health
System

Alfa Laval, Inc.

Alion Science and
Technology

Allegiance Health

Allen Precision
Equipment

Allergan, Inc.

Alliance Data Systems

Alliance Data Systems —
Epsilon

Alliance Data Systems —
Retail

Alliant Techsystems

Allianz Life Insurance
Company of North
America

Allina Health System

Allina Health System —
New Ulm Medical
Center

Ally Financial, Inc.

Ally Financial, Inc. —
Auto Finance

Ally Financial, Inc. —
Commercial Finance

Ally Financial, Inc. —
Insurance

Ally Financial, Inc. —
ResCap

ALSAC/St. Jude Children’s Research Hospital

Altana ACTEGA Kelstar,
Inc.

Altana BYK USA, Inc.

Altana BYK-Gardner USA

Altana ECKART America
Corp.

Altana ELANTAS PDG,
Inc.

Altarum Institute

Altarum Institute — KAI
Research, Inc.

Altria

Alyeska Pipeline Service
Company

Amcor Rigid Plastics

AMEC Americas

American Airlines, Inc.

American Cancer Society

American Century
Investments

American Century
Investments — CA

American College of
Emergency Physicians

American Dental
Partners, Inc.

American Electric Power

American Express

American Family
Insurance

American Financial
Group, Inc.

American Financial
Group, Inc. — Great
American Financial
Resources, Inc.

American Financial
Group, Inc. — Great
American Property
and Casualty
Insurance Company

American Financial
Group, Inc. — Great
American
Supplemental
Products

American Heart
Association

American Home
Mortgage Servicing,
Inc.

American Institute of
Physics

American International
Group, Inc.

American International
Group, Inc. — Chartis

American Medical
Association

American Red Cross

American Transmission
Company

American University

Amerigroup Corporation

Amerigroup Corporation
— Northeastern
Region

Amerigroup Corporation
— Southern Region

Amerigroup Corporation
— Western Region

AmeriPride Services Inc.

Ameriprise Financial

Ameristar Casinos, Inc.

Ameristar Casinos, Inc.
— Ameristar Casino
Black Hawk

Ameristar Casinos, Inc.
— Ameristar Casino
Council Bluffs

Ameristar Casinos, Inc.
— Ameristar Casino
Kansas City

Ameristar Casinos, Inc.
— Ameristar Casino
St. Charles

Ameristar Casinos, Inc.
— Ameristar Casino
Vicksburg

Ameristar Casinos, Inc.
— Cactus Petes

Ameristar Casinos, Inc.
— Resorts East
Chicago

Ameritas Life Insurance
Corporation

Amherst H. Wilder
Foundation

Amica Mutual Insurance
Company

Ammeraal Beltech, Inc.

Amtrak

Amway

Anchor Lamina America
Inc.

Andersen Corporation

Andersen Menomonie Inc.

Andersen Windows, Inc.

Andrews Kurth LLP

ANH Refractories
Company

Ann, Inc.

Ann, Inc. — Ann Taylor

Ann, Inc. — Ann Taylor
Factory Stores

Ann, Inc. — LOFT

Anne Arundel Medical
Center

Apartment Investment and Management Co.

Apex Systems, Inc.

APL Ltd.

APL Ltd. — APL Logistics

APL Ltd. — APL Logistics,
Warehouse

APL Ltd. — APL Maritime

APL Ltd. — APL
Terminals, Eagle
Marine Services

Apollo Group

Apollo Group — Apollo
Global

Apollo Group — College
for Financial Planning

Apollo Group — Institute
for Professional
Development

Apollo Group — University of Phoenix

Apollo Group — Western
International
University

Arbella Insurance Group

Arby’s Restaurant Group

Arc Worldwide

Arch Coal, Inc.

Archstone

Argo Group — US

Argonne National
Laboratory

ArjoHuntleigh NA

Arkansas Blue Cross Blue
Shield

Arlington County
Government

Arnold and Porter, LLP

Arrow Electronics, Inc.

Arrow Electronics, Inc. —
ECS

Arrow Electronics, Inc. —
Global Components

ARTEL, LLC

Arthrex, Inc.

Asahi Kasei Plastics N.A.
Inc.

Ascena Retail Group, Inc.

Ascena Retail Group, Inc.
— Dressbarn

Ascena Retail Group, Inc.
— Justice

Ascena Retail Group, Inc.
— Maurices

Ascend Learning LLC

Ascend Learning LLC —
Advanced Informatics

Ascend Learning LLC —
ATI Nursing

Ascend Learning LLC —
Boston Reed

Ascend Learning LLC —
ClickSafety

Ascend Learning LLC —
ExamFX — ABLE Inc.

Ascend Learning LLC —
Jones and Bartlett
Learning

Ascend Learning LLC —
National Academy of
Sports Medicine

Ascend Learning LLC —
National Healthcareer
Association

Ascom (Schweiz) AG

Askoll USA Inc.

ASM America, Inc.

Asset Acceptance Capital
Corp.

Asset Acceptance Capital
Corp. — Legal
Recovery Solutions,
LLC

Association of American
Medical Colleges

Astron Solutions

Asurion

Atkins North America

Atlantic Capital Bank

AtlantiCare

AtlantiCare —
AtlantiCare Health
Services

AtlantiCare — Regional
Medical Center

Atmos Energy

Atria Senior Living Group

Aurora Health Care

Aurora Health Care —
Aurora Advanced
Health Care

Aurora Health Care —
Aurora BayCare
Medical Center

Aurora Health Care —
Aurora Clinical
Laboratories

Aurora Health Care —
Aurora Family Service

Aurora Health Care —
Aurora Health Care
Ventures

Aurora Health Care —
Aurora Lakeland
Medical Center

Aurora Health Care —
Aurora Medical Center
Grafton

Aurora Health Care —
Aurora Medical
Center, Hartford

Aurora Health Care —
Aurora Medical
Center, Kenosha

Aurora Health Care —
Aurora Medical
Center, Oshkosh

Aurora Health Care —
Aurora Medical
Center, Summit

Aurora Health Care —
Aurora Medical
Centers of Manitowoc
County

Aurora Health Care —
Aurora Medical
Centers of Sheboygan
County

Aurora Health Care —
Aurora Medical Group

Aurora Health Care —
Aurora Medical Group
Brown County

Aurora Health Care —
Aurora Medical Group
System Specialists

Aurora Health Care —
Aurora Medical Group
Waukesha County

Aurora Health Care —
Aurora Medical
Group, ADCP

Aurora Health Care —
Aurora Medical
Group, Burlington
Clinic

Aurora Health Care —
Aurora Medical
Group, Fond du Lac
Clinic

Aurora Health Care —
Aurora Medical
Group, Kenosha

Aurora Health Care —
Aurora Medical Group,
Manitowoc
Clinic

Aurora Health Care —
Aurora Medical
Group, Marinette-Menominee Clinic

Aurora Health Care —
Aurora Medical
Group, Metro
Southside

Aurora Health Care —
Aurora Medical
Group, North Region

Aurora Health Care —
Aurora Medical
Group, Oshkosh
Division

Aurora Health Care —
Aurora Medical
Group, Racine

Aurora Health Care —
Aurora Medical
Group, Sheboygan
Clinic

Aurora Health Care —
Aurora Medical
Group, Walworth
Division

Aurora Health Care —
Aurora Pharmacy

Aurora Health Care —
Aurora Psychiatric
Hospital

Aurora Health Care —
Aurora UW Academic
Medical Group

Aurora Health Care —
Memorial Hospital of
Burlington

Aurora Health Care —
St. Luke’s Medical
Center

Aurora Health Care —
Visiting Nurse
Association

Aurora Health Care —
West Allis Memorial
Hospital

Austin Community College

Auto Club Group

Automatic Data
Processing (ADP)

Automatic Data
Processing (ADP) —
AVS Division

Automatic Data
Processing (ADP) —
Dealer Services

Automatic Data
Processing (ADP) —
Employer Services

Automatic Data
Processing (ADP) —
Employer Services,
MAD Division

Automatic Data
Processing (ADP) —
Employer Services,
NA Division

Automatic Data
Processing (ADP) —
ES International

Automatic Data
Processing (ADP) —
TS Division

Automobile Club of
Southern California

AutoNation, Inc.

AutoZone, Inc.

AvalonBay Communities,
Inc.

Avery Dennison
Corporation

Avis Budget Group Inc.

Aviva USA

Avon Products, Inc.

AXA Equitable

Axcess Financial —
Axcess Recovery &
Credit Solutions

Axcess Financial — Check ‘n Go

Axcess Financial Services,
Inc.

AXIS Specialty US
Services, Inc.

Axxis Drilling, Inc.

AZZ Inc.

AZZ Inc. — Atkinson

AZZ Inc. — Aztec Tubular
Products

AZZ Inc. — Central
Electric

AZZ Inc. — CGIT

AZZ Inc. — EPSI

AZZ Inc. — Rig-A-Lite

AZZ Inc. — The Calvert
Company

B&H Photo

Bacardi U.S.A., Inc.

Bain & Company

Balfour Beatty
Construction

Ball Corporation

Ball Corporation — Ball
Food & Household
Product Division,
Americas

Ball Corporation — Ball
Packaging Group

Ball Corporation — Metal
Beverage Packaging
Division

Banco Popular North
America

Bare Escentuals

Barilla America Inc.

Bart & Associates, Inc.

Battelle

Battelle — Pacific
Northwest National
Laboratory

Baxter International Inc.

Baylor College of Medicine

Baylor Health Care
System

Baylor Health Care
System — Baylor All
Saints Medical Center

Baylor Health Care
System — Baylor
Health Care System
Foundation

Baylor Health Care
System — Baylor
Health Enterprises LP

Baylor Health Care
System — Baylor Jack
and Jane Hamilton
Heart and Vascular
Hospital

Baylor Health Care
System — Baylor
Medical Center at
Carrollton

Baylor Health Care
System — Baylor
Medical Center at
Garland

Baylor Health Care
System — Baylor
Medical Center at
Grapevine

Baylor Health Care
System — Baylor
Medical Center at
Irving

Baylor Health Care
System — Baylor
Medical Center at
Plano

Baylor Health Care
System — Baylor
Medical Center at
Waxahachie

Baylor Health Care
System — Baylor
Research Institute

Baylor Health Care
System — Baylor
Specialty Health
Centers

Baylor Health Care
System — Baylor
University Medical
Center

Baylor Health Care
System —
HealthTexas Provider
Network

Baylor Health Care
System — The Heart
Hospital Baylor

Baystate Health, Inc.

Bechtel Corporation

Bechtel Plant Machinery,
Inc.

Belden, Inc

Belk, Inc.

Belo Corp.

Bentley University

Berkshire Health Systems

Best Buy Company, Inc.

Big Lots, Inc.

Bill & Melinda Gates
Foundation

Biodynamic Research
Corporation

BJC HealthCare

BJC HealthCare — Barnes-Jewish
Hospital

BJ’s Wholesale Club, Inc.

Black & Veatch
Corporation

BloodCenter of
Wisconsin, Inc.

BloodSource

Blue Cross & Blue Shield
of Rhode Island

Blue Cross and Blue
Shield of Alabama

Blue Cross and Blue
Shield of
Massachusetts

Blue Cross and Blue
Shield of North
Carolina

Blue Cross Blue Shield of
Minnesota

Blue Cross of Idaho
Health Service, Inc.

Blue Cross of
Northeastern
Pennsylvania

Blue Shield of California

BlueCross BlueShield of
Florida

BlueCross BlueShield of
Kansas City

BlueCross BlueShield of
Louisiana

BlueCross BlueShield of
Nebraska

BlueCross BlueShield of
South Carolina

BlueCross BlueShield of
Tennessee

BlueLinx Corporation

BMO Harris Bank

BMW Financial Services
NA, LLC

BMW Manufacturing
Co., LLC

BMW of North America,
LLC

Board of Governors of
the Federal Reserve
System

Boart Longyear

Boddie Noell Enterprises,
Inc.

Boeing Employees Credit
Union

Boise Cascade, LLC

Boise Cascade, LLC —
Building Materials
Distribution

Boise Cascade, LLC —
Wood Products

Boise Inc.

Boise Inc. — Packaging &
Newsprint

Boise Inc. — Paper

Bon Secours Health
System

Bon Secours Health
System — Bon
Secours Baltimore Health System

Bon Secours Health
System — Bon
Secours Charity
Health System

Bon Secours Health
System — Bon
Secours Hampton
Roads Health System

Bon Secours Health
System — Bon
Secours New York
Health System

Bon Secours Health
System — Bon
Secours Richmond
Health System

Bon Secours Health
System — Bon
Secours St. Francis
Health System

Bon Secours Health
System — Bon
Secours St.
Petersburg

Bon Secours Health
System — Kentucky
Health System

Boston College

Boston Medical Center
HealthNet Plan

Boston Scientific
Corporation

Boston Scientific
Corporation — Arden
Hills

Boston Scientific
Corporation —
Coventry

Boston Scientific
Corporation —
Cryovascular

Boston Scientific
Corporation —
Endosurgery

Boston Scientific
Corporation — EPT

Boston Scientific
Corporation — Maple
Grove

Boston Scientific
Corporation — Miami

Boston Scientific
Corporation —
Mountain View

Boston Scientific
Corporation —
Neuromodulation

Boston Scientific
Corporation —
Precision Vascular

Boston Scientific
Corporation — Quincy

Boston Scientific
Corporation — San
Diego

Boston Scientific
Corporation —
Spencer

Boston Scientific
Corporation — Target

Boy Scouts of America

Brady Corporation

Branch Banking & Trust
Company

Bremer Financial
Corporation

Bremer Financial
Corporation — Bremer Bank NA, Alexandria

Bremer Financial
Corporation — Bremer Bank NA, Brainerd

Bremer Financial
Corporation — Bremer Bank NA, Fargo

Bremer Financial
Corporation — Bremer Bank NA, Grand Forks

Bremer Financial
Corporation — Bremer Bank NA, International Falls

Bremer Financial
Corporation — Bremer Bank NA, Saint Cloud

Bremer Financial
Corporation — Bremer Bank NA, Twin Cities

Bremer Financial
Corporation — Bremer Bank NA, Willmar

Bremer Financial
Corporation — Bremer Bank NA, Wisconsin

Bremer Financial
Corporation — Bremer Insurance Agencies

Bridgepoint Education, Inc.

Bristow Group

Broadridge Financial
Solutions, Inc.

Broadridge Financial
Solutions, Inc. —
Investor
Communication
Solutions

Broadridge Financial
Solutions, Inc. —
Securities Processing
Solutions

Brookdale Senior Living,
Inc.

Brookfield Renewable
Power

Brookhaven National
Laboratory

Brookstone, Inc.

Broward Health

Broward Health —
Broward General
Medical Center

Broward Health — Coral
Springs Medical
Center

Broward Health —
Imperial Point Medical
Center

Broward Health — North
Broward Medical
Center

Brown and Caldwell

BRP US, Inc.

Bryan Cave LLP

BSH Home Appliances
Corporation

Buckeye Partners, L.P.

Buckingham Asset
Management, LLC

Burgess & Niple, Inc.

Burlington Coat Factory

Burns & McDonnell

C&S Wholesale Grocers

Cablevision Systems
Corporation

CACI International, Inc.

CAE SimuFlite Civil
Training and Services

CAE SimuFlite Civil
Training and Services
— Denver CATS

CAE SimuFlite Civil
Training and Services
— Northeast Training

CAE SimuFlite Military
Simulation & Training
— Presagis

CAE SimuFlite Military
Simulation & Training
— Tampa

Calamos Investments

California Casualty
Management
Company

California Dental
Association

California Dental
Association — Rotunda Partners

California Dental
Association — TDIC
Insurance Solutions

California Dental
Association — The
Dentist Insurance
Company (TDIC)

California Hospital
Association

California Institute of
Technology

California ISO

California Pizza Kitchen

Cambia Health Solutions

Campari America

Campbell Soup Company

Campbell Soup Company
— International
Simple Meals and
Beverages

Campbell Soup Company
— North America
Foodservice

Campbell Soup Company
— Pepperidge Farm

Campbell Soup Company
— U.S Simple Meals

Canadian Pacific US

Capella Education
Company

Capital One Financial
Corp.

Cardinal Health, Inc.

Career Education
Corporation

CareFirst BlueCross
BlueShield

CareFusion Corporation

Cargill, Inc.

Caribou Coffee Company

Carleton College

Carlson

Carlson — Carlson Wagonlit Travel

Carlson — Hotels
Worldwide

Carlson — Restaurants Worldwide

CarMax, Inc.

Carmeuse North America

Carnegie Mellon
University

Carolinas Healthcare
System

Carpenter Technology Corporation

Carter’s, Inc.

Casey Family Programs

Caterpillar, Inc.

Catholic Charities Health
and Human Services

Catholic Charities Health
and Human Services
— Community
Services

Catholic Charities Health
and Human Services
— Services

Catholic Financial Life

Catholic Health Initiatives

Catholic Health Initiatives
— CHI Nebraska

Catholic Health Initiatives
— Franciscan Health System

Catholic Health Initiatives
— Franciscan Villa

Catholic Health Initiatives
— Good Samaritan Hospital

Catholic Health Initiatives
— Memorial Health
Care System

Catholic Health Initiatives — Mercy Health Network

Catholic Health Initiatives — Mercy Medical Center Roseburg

Catholic Health Initiatives — Mercy Medical Center Williston

Catholic Health Initiatives — St Elizabeth
Regional Medical Center

Catholic Health Initiatives — St. Catherine
Hospital

Catholic Health Initiatives — St. Clare’s Health System

Catholic Health Initiatives — St. Francis
Healthcare Campus

Catholic Health Initiatives — St. Francis Medical Center

Catholic Health Initiatives — St. Joseph Health System

Catholic Health Initiatives — St. Joseph
Regional Health Network

Catholic Health Initiatives — St. Joseph’s Area Health Services

Catholic Health Initiatives — St. Joseph’s
Hospital & Health Center

Catholic Health Initiatives — St. Mary’s Community Hospital

Catholic Health Initiatives — St. Vincent Health System

Catholic Health Initiatives — Unity Family Healthcare

Catholic Health Initiatives — Villa Nazareth

CDM Smith, Inc.

CDS Global, Inc.

Cedars-Sinai Health
System

Celestica

Cemex, Inc. US

Cengage Learning

CenterPoint Energy

Central Georgia Health System — Carlyle Place

Central Georgia Health System — The Medical Center of Central Georgia

Centura Health

Centura Health — Avista Adventist Hospital

Centura Health — Centura
Health At Home

Centura Health — Littleton Adventist Hospital

Centura Health — Mercy Regional Medical Center

Centura Health — Parker Adventist Hospital

Centura Health — Penrose St. Francis Hospital

Centura Health — Porter Adventist Hospital

Centura Health — St. Anthony Central Hospital

Centura Health — St. Anthony North Hospital

Centura Health — St. Anthony’s Summit Medical Center

Centura Health — St. Mary Corwin Hospital

Centura Health — St. Thomas More Hospital

CenturyLink

CertusBank

CEVA Logistics Americas

CGI Technologies and Solutions, Inc. US

CH2M Hill

Charter Communications

Checkpoint Systems Inc.

Checkpoint Systems Inc. — Merchandise Visibility

Checkpoint Systems Inc. — North America

Checkpoint Systems Inc. — SMS Worldwide

Chelan County Public Utility District

Chemetall — US Inc.

Chemetall Lithium

Chicago Board Options Exchange

Children’s Healthcare of Atlanta

Children’s Hospital Boston

Children’s Hospital Central California

Children’s Hospital Los Angeles

Children’s Hospital of Orange County

Children’s Hospital of Wisconsin

Children’s Hospitals and Clinics of Minnesota

Children’s Medical Center of Dallas

Children’s Memorial Hospital

Chipotle Mexican Grill

Chiquita Brands International, Inc.

Choctaw Nation of Oklahoma

Choctaw Nation of Oklahoma — Choctaw Defense

Choice Hotels International, Inc.

Christiana Care Health System

Christopher & Banks

CHRISTUS Health

CHRISTUS Health — CHRISTUS Spohn

CHS Inc.

CHS Inc. — Agriculture

CHS Inc. — Business Solutions

CHS Inc. — Energy

Church & Dwight Co., Inc.

Cimarex Energy Co.

Cincinnati Children’s Hospital Medical Center

Cinetic Automation

Cinetic Landis Corp.

Cinetic Sorting Corp.

Cirque du Soleil, Lake Buena Vista

Cirque du Soleil, Las Vegas

Cirque du Soleil, Pellicola, L.L.C.

Citi — Citi North America, Operations & Technology

Citizens Property Insurance Corporation

Citizens Republic
Bancorp, Inc.

City and County of Denver

City National Bank

City of Dublin

City of Fort Worth

City of Garland

City of Hope

City of Houston

City of Overland Park, Kansas

City of Redmond

City of Richmond

Classified Ventures, LLC

Clean Harbors Environmental
Services

Cleco Corporation

Clemens Family Corporation

Clemens Family Corporation — Clemens Food Group

Cleveland Brothers Equipment Co., Inc.

Cleveland Clinic

Cleveland Clinic — Euclid Hospital

Cleveland Clinic — Fairview Hospital

Cleveland Clinic — Hillcrest Hospital

Cleveland Clinic — Lakewood Hospital

Cleveland Clinic — Lutheran Hospital

Cleveland Clinic — Marymount Hospital

Cleveland Clinic — Medina Hospital

Cleveland Clinic — SouthPointe Hospital

Cloud Peak Energy Resources

CNA Financial Corporation

CNH America LLC

CNO Financial Group, Inc.

Coats North America

Coca-Cola Bottling Co.
Consolidated

Coca-Cola Refreshments

Coffeyville Resources Nitrogen Fertilizers,
LLC

Coinstar, Inc.

Coinstar, Inc. — Coin
and Entertainment
Services

Coinstar, Inc. — DVD
Services

Colgate-Palmolive
Company

Collective Brands, Inc.

College of DuPage

Collin County

Colonial Pipeline
Company

Colorado Springs Utilities

Columbian Chemicals Company

Columbian Chemicals Company — Hickok KS Plant

Columbian Chemicals Company — North
America Region

Columbian Chemicals Company — North
Bend Plant

Columbus McKinnon
Corporation

Comcast Corporation

Comcast Corporation —
Comcast Cable
Communications

Comerica, Inc.

Community Health
Network

Community Health
Systems

Compass Bank

Compass Group North
America

Computer Sciences
Corporation

Computer Sciences
Corporation —
Business Services &
Solutions

Computer Sciences
Corporation —
Managed Services

Computer Sciences
Corporation — North
American Public
Sector

Computershare

Concorde Career
Colleges Inc.

Connecticut Children’s
Medical Center

Constellation Brands, Inc.

Continental Western
Group, LLC

Convergys Corporation

Con-way Inc.

CoreLogic, Inc.

Corn Products

Cornell University

Corning, Inc.

Corning, Inc. — Corning
Cable Systems

Corning, Inc. — Display
Technologies

Corning, Inc. —
Environmental
Technologies

Corning, Inc. — Life
Sciences

Corning, Inc. — Optical
Fiber

Corning, Inc. — Specialty
& Ophthalmic
Materials

Country Financial

Covance, Inc.

Covanta Energy

Covenant Health

Covenant Health —
Covenant HomeCare

Covenant Health —
Covenant Medical
Management

Covenant Health — Fort
Loudoun Medical
Center

Covenant Health — Fort
Sanders Perinatal
Center

Covenant Health — Fort
Sanders Regional
Medical Center

Covenant Health — Fort
Sanders West

Covenant Health — Fort
Sanders West
Outpatient Surgery

Covenant Health —
Healthworks-MMC

Covenant Health —
Knoxville Heart Group

Covenant Health — LeConte Medical Center

Covenant Health — Methodist Medical Center

Covenant Health — Morristown-Hamblen Health System

Covenant Health — Parkwest Medical Center

Covenant Health — Thompson Cancer Survival Center

Covenant Health — Thompson Oncology Group

Coventry Health Care, Inc.

Coventry Health Care, Inc. — Altius Health Plan, Inc.

Coventry Health Care, Inc. — CHC of Delaware, Inc.

Coventry Health Care, Inc. — CHC of Georgia, Inc.

Coventry Health Care, Inc. — CHC of Kansas, Inc.

Coventry Health Care, Inc. — CHC of Louisiana, Inc.

Coventry Health Care, Inc. — CHC Workers Compensation

Coventry Health Care, Inc. — Florida Health Plan Admin LLC

Coventry Health Care, Inc. — GDS, Inc.

Coventry Health Care, Inc. — Government

Coventry Health Care, Inc. — Group Health Plan, Inc.

Coventry Health Care, Inc. — HealthAmerica Pennsylvania, Inc.

Coventry Health Care, Inc. — MHNet Specialty Services, LLC

Coventry Health Care, Inc. — Midlands
(Iowa/Nebraska)

Coventry Health Care, Inc. — PersonalCare

Coventry Health Care, Inc. — Preferred Health Systems

Coventry Health Care, Inc. — Southern Health Services-Carelink

Coventry Health Care, Inc. — WellPath Select, Inc.

Cox Enterprises, Inc.

Cox Enterprises, Inc. — AutoTrader.com

Cox Enterprises, Inc. — Cox Broadcasting

Cox Enterprises, Inc. — Cox Media Group

Cox Enterprises, Inc. — Cox Newspapers, Atlanta Journal Constitution

Cox Enterprises, Inc. — Cox Newspapers, Austin Newspaper

Cox Enterprises, Inc. — Cox Newspapers, Palm Beach Newspapers

Cox Enterprises, Inc. — Cox Radio, Inc.

Cox Enterprises, Inc. — Cox Search, Kudzu

Cox Enterprises, Inc. — Cox Target Media

Cox Enterprises, Inc. — Manheim

Cracker Barrel Old Country Store, Inc.

Crayola LLC

Creamy Creation LLC

Credit Acceptance Corporation

Credit Suisse AG

Crocs, Inc.

Crowe Horwath LLP

Crowley Maritime Corporation

Crowley Maritime Corporation — Crowley Liner Services, Inc., Latin America

Crowley Maritime Corporation — Crowley Liner Services, Inc., Puerto Rico & Caribbean

Crowley Maritime Corporation — Crowley Logistics, Inc.

Crowley Maritime Corporation — Petroleum Distribution & Contract Services

Crowley Maritime Corporation — Petroleum Services

Crowley Maritime Corporation — Technical Services

Crown Castle International Corporation

Crum & Forster

CSA International

CSL International, Inc.

Cubic Corporation

Cubic Corporation — Cubic Applications, Inc.

Cubic Corporation — Cubic Defense Applications, Inc.

Cubic Corporation — Cubic Defense Applications, Inc., Simulation Systems Division

Cubic Corporation — Cubic Global Tracking Solutions, Inc.

Cubic Corporation — Cubic Security Systems, Inc.

Cubic Corporation — Cubic Transportation Systems, Inc.

Cummins, Inc.

Cummins, Inc. — Components

Cummins, Inc. — Distribution Business

Cummins, Inc. — Engine Business

Cummins, Inc. — Power Generation

CUNA Mutual Group

Curtiss-Wright Corporation

Curtiss-Wright
Corporation —
Curtiss-Wright
Controls, Inc.

Curtiss-Wright
Corporation —
Curtiss-Wright
Controls, Inc.,
Embedded Computing Systems, Modular
Solutions

Curtiss-Wright
Corporation —
Curtiss-Wright
Controls, Inc.,
Engineered Systems

Curtiss-Wright
Corporation —
Curtiss-Wright Flow
Control Corporation

Curtiss-Wright
Corporation —
Curtiss-Wright Flow
Control Corporation,
Oil & Gas Systems

Curtiss-Wright
Corporation — Metal

CVS Caremark

Daiichi Sankyo, Inc.

Dairy Management, Inc.

Dairy Management, Inc.
— U.S. Dairy Export Council

Dallas Central Appraisal
District

Danaher Motion

Danfoss US

Danfoss US —
SeaRecovery

Darden Restaurants, Inc.

Darden Restaurants, Inc. —
Bahama Breeze

Darden Restaurants, Inc. —
Capital Grill

Darden Restaurants, Inc.
— Eddie V’s

Darden Restaurants, Inc.
— LongHorn

Darden Restaurants, Inc.
— Olive Garden

Darden Restaurants, Inc.
— Red Lobster

Darden Restaurants, Inc.
— Seasons 52

Darden Restaurants, Inc.
— Specialty Group

Dassault Falcon Jet Corporation

Dawn Food Products

Day & Zimmermann Group, Inc.

Day & Zimmermann Group, Inc. —
American Ordnance

Day & Zimmermann Group, Inc. — Day & Zimmermann Engineering & Construction Services

Day & Zimmermann Group, Inc. — Day & Zimmermann Engineering, Construction and Maintenance

Day & Zimmermann Group, Inc. — Day & Zimmermann Government Services

Day & Zimmermann Group, Inc. — Day & Zimmermann
Munitions and
Defense, Kansas

Day & Zimmermann Group, Inc. — Day & Zimmermann
Munitions and
Defense, Lone Star

Day & Zimmermann Group, Inc. — Day & Zimmermann NPS

Day & Zimmermann Group, Inc. — Day & Zimmermann Security Services

Day & Zimmermann Group, Inc. — Day & Zimmermann SOC

Day & Zimmermann Group, Inc. — H. L.
Yoh Company

Day & Zimmermann Group, Inc. — Mason & Hanger

Daymar Colleges Group
— Daymar Learning
of Ohio, Inc

Daymar Colleges Group
— Daymar Learning of Paducah, Inc

Daymar Colleges Group — Daymar Learning, Inc

Daymar Colleges Group — Draughons Junior College, Inc

Daymar Colleges Group, LLC

DBP Holdings Corp.

DCI Marketing

Dean Foods Company

Dean Foods Company — Dairy

Dean Foods Company — Morningstar Foods

Dean Foods Company — WhiteWave Foods

Deckers Outdoor Corporation

Deckers Outdoor Corporation — E-Commerce

Deckers Outdoor Corporation — Other Brands

Deckers Outdoor Corporation — Retail Stores

Deckers Outdoor Corporation — Sanuk

Deckers Outdoor Corporation — Teva & Simple

Deckers Outdoor Corporation — Ugg

Deere & Company

Deere & Company — John Deere Credit

Del Monte Foods Company

Del Monte Foods Company — Consumer Products

Del Monte Foods Company — Pet Products

DeLaval Inc.

Delhaize America

Delhaize America — Bottom Dollar Foods

Delhaize America — Food Lion

Delhaize America — Hannaford

Delhaize America — Harveys Supermarket

Delhaize America — Sweetbay

Deloitte Services LP

DeLorme Publishing Co., Inc.

Denso Manufacturing Tennessee, Inc.

Denver Health & Hospital Authority

Denver Public Schools

DePaul University

Devon Energy

DeVry, Inc.

Dex One Corporation

DHL Express — USA

DHL Regional Services, Inc.

Dick’s Sporting Goods

Diebold, Incorporated

Digital Generation, Inc.

DineEquity, Inc.

DineEquity, Inc. — Applebee’s

DineEquity, Inc. — IHOP

Direct Supply, Inc.

Direct Supply, Inc. — Aptura

Direct Supply, Inc. — DSSI

Direct Supply, Inc. — Equipment & Furnishings

Direct Supply, Inc. — Services & Solutions

Direct Supply, Inc. — The Equipment Lifecycle System

Discovery Communications

DISH Network Corp.

Diversey Inc.

DLA Piper US, LLP

DnB NOR Bank

Dockwise USA

Dockwise USA — ODL

Dockwise USA — OKI

Doherty Employment Group

Dole Food Company, Inc.

Dollar General Corporation

Dollar Tree, Inc.

Dominion Resources, Inc.

Dominion Resources, Inc. — Dominion Energy

Dominion Resources, Inc. — Dominion Generation

Dominion Resources, Inc. — Dominion Virginia Power

Domino’s Pizza, Inc.

Domtar Corporation

Doosan Infracore International, Inc.

Dorsey & Whitney LLP

Dover Corporation

Dover Corporation — Dover Communication Technologies

Dover Corporation — Dover Energy

Dover Corporation — Dover Engineered Systems

Dover Corporation — Dover Printing & Identification

Dr. Pepper Snapple Group

Drexel University

DRS Technologies

DRS Technologies — C3 & Aviation

DRS Technologies — Power and Environmental
Systems

DRS Technologies — Reconnaissance, Surveillance and
Target Acquisition (RSTA)

DRS Technologies — Tactical Systems

Drummond Company, Inc.

DSC Logistics

DSI Underground Systems, Inc.

DST Systems, Inc.

DST Systems, Inc. — Argus Health
Systems, Inc.

DST Systems, Inc. — DST Health Solutions

DST Systems, Inc. — DST Output, LLC

DST Systems, Inc. — MC Realty Group

Duke Energy Corporation

Duke Energy Corporation
— Carolinas

Duke Energy Corporation
— Indiana

Duke Energy Corporation
— Ohio/Kentucky

Duke University Health
System

Dun & Bradstreet
Corporation

Dunkin’ Brands, Inc.

Duquesne Light Holdings,
Inc.

DxID, LLC

Dynegy, Inc.

DYWIDAG-Systems International USA Inc.

Early Warning Services

Ecolab

ECONET, Inc.

ECONET, Inc. —
Aloecorp, Inc.

ECONET, Inc. — Unigen,
Inc.

ECONET, Inc. — Univera,
Inc.

ED&F Man Holdings, Inc.
— ED&F Man
Derivatives Advisors
Inc

ED&F Man Holdings, Inc.
— ED&F Man Sugar,
Inc.

ED&F Man Holdings, Inc. — Molasses Liquid
Products Corp USA

ED&F Man Holdings, Inc.
— Volcafe Specialty
Coffee LLC

Edison Mission Energy

Education Management Corporation

Edward Hospital & Health Services

Edward Jones

Edwards Lifesciences, LLC

El Paso Corporation

Electric Reliability Council
of Texas, Inc. (ERCOT,
Inc.)

Elevations Credit Union

Elizabeth Arden, Inc.

Elkay Manufacturing
Company

Elsevier

EMCOR Group, Inc.

EMD Serono

Emdeon Corporation

Emory University

Employers Mutual
Casualty Company

Energen Corporation

Energen Corporation — Alabama Gas Corporation

Energen Corporation — Energen Resources Corporation

Energy Future Holdings Corporation

Energy Future Holdings Corporation — Luminant

Energy Future Holdings Corporation — TXU Energy

EnergySolutions

EnergySolutions — Commercial Services Group

EnergySolutions — Government Customer Group

EnPro Industries, Inc.

EnPro Industries, Inc. —
CPI

EnPro Industries, Inc. — Fairbanks Morse
Engine

EnPro Industries, Inc. — Garlock Sealing Technologies

EnPro Industries, Inc. — GGB Bearing Technology

EnPro Industries, Inc. — Stemco

EnPro Industries, Inc. — Technetics

ENSCO International, Inc.

ENSCO International, Inc. — North & South America Business Unit

Enterprise Products
Partners L.P.

EOG Resources, Inc.

Epson America, Inc.

Equity Residential

Erickson Living

Erickson Living — Ann’s Choice

Erickson Living — Ashby Ponds

Erickson Living — Brooksby Village

Erickson Living — Cedar Crest

Erickson Living — Charlestown

Erickson Living — Eagle’s Trace

Erickson Living — Fox Run

Erickson Living — Greenspring

Erickson Living — Highland Springs

Erickson Living — Linden Ponds

Erickson Living — Maris Grove

Erickson Living — Oak Crest

Erickson Living — Riderwood

Erickson Living — Sedgebrook

Erickson Living — Tallgrass Creek

Erickson Living — Wind Crest

Erie Insurance Group

Ernst & Young, LLP

Essentia Health

Essentia Health — Brainerd Medical Center

Essentia Health — Duluth Clinic

Essentia Health — Essentia Institute of Rural Health

Essentia Health — Innovis Health

Essentia Health — Midwest Medical Equipment & Supply

Essentia Health — Northern Pines Medical Center

Essentia Health — Pine Medical Center

Essentia Health — Polinsky Medical Rehab Center

Essentia Health — St Mary’s Hospital of Superior

Essentia Health — St. Joseph’s Medical Center

Essentia Health — St. Mary’s Medical Center

Essilor of America

Estee Lauder Companies, Inc.

Esurance Insurance Services, Inc.

Exel, a DP-DHL Company

Exel, a DP-DHL Company — Automotive, Engineer, Manufacturing, Chemical & Energy (AEMCE) Sector

Exel, a DP-DHL Company — CRH

Exel, a DP-DHL Company — Exel Direct

Exel, a DP-DHL Company — Power Packaging

Exel, a DP-DHL Company — Retail Sector

Exel, a DP-DHL Company — TASL Sector

Exelis Inc.

Exelis Inc. — Exelis Electronic Systems

Exelis Inc. — Exelis Electronic Systems: Communications Systems Division

Exelis Inc. — Exelis Electronic Systems: Electronic Attack Division

Exelis Inc. — Exelis Electronic Systems: Integrated Electronic Warfare Systems Division

Exelis Inc. — Exelis Electronic Systems: Integrated Structures Division

Exelis Inc. — Exelis Electronic Systems: Radar Systems
Division

Exelis Inc. — Exelis Geospatial Systems: ISR Division

Exelis Inc. — Exelis Geospatial Systems: Night Vision Division

Exelis Inc. — Exelis Geospatial Systems: PNT Division

Exelis Inc. — Exelis Geospatial Systems: VIS Division

Exelis Inc. — Exelis Information Systems

Exelis Inc. — Exelis Information Systems: Advanced Information Systems Division

Exelis Inc. — Exelis Information Systems: Air Traffic Management Division

Exelis Inc. — Exelis Information Systems: Air Transportation Systems Division

Exelis Inc. — Exelis Information Systems: Network Systems Division

Exelis Inc. — Exelis Mission Systems Afghan Programs Division

Exelis Inc. — Exelis Mission Systems: Americas Programs Division

Exelis Inc. — Exelis Mission Systems: Middle East Programs Division

Exelis Inc. — Exelis Mission Systems: Space Ground & Range Systems Division

Exelis Inc. — Exelis Mission Systems: TAC Division

Exelis Inc. — Geospatial Systems

Exelis Inc.- Exelis Mission Systems

Exelis Information Systems

Exelis Mission Systems

Exelon Corporation

Exempla Healthcare, Inc.

Exeter Hospital

Express Scripts, Inc.

Exterran

Faegre Baker Daniels

FairPoint
Communications

Fairview Health Services

Fairview Health Services
— Southwest Care
System

Faithful+Gould

Farm Credit Bank of
Texas

Farm Credit of New
Mexico

Farm Credit West

Farmland Foods, Inc.

FBL Financial Group, Inc.

FCCI Services Inc.

Federal Home Loan Bank
of Atlanta

Federal Home Loan Bank
of Pittsburgh

Federal Reserve Bank of
Atlanta

Federal Reserve Bank of
Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of
Dallas

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of
San Francisco

Federal Reserve Bank of
St. Louis

Federal Reserve
Information
Technology

Federal-Mogul
Corporation

Federal-Mogul
Corporation —
Aftermarket

Federal-Mogul
Corporation —
Athens

Federal-Mogul
Corporation —
Blacksburg

Federal-Mogul
Corporation —
Burlington

Federal-Mogul
Corporation — Frankfort

Federal-Mogul
Corporation — Lake City

Federal-Mogul
Corporation — Manitowoc

Federal-Mogul
Corporation — Powertrain Energy

Federal-Mogul
Corporation — Skokie Manufacturing Plant

Federal-Mogul
Corporation — Van Wert

Federal-Mogul
Corporation —
Vehicle Safety and
Protection Group

Federated Investors

FedEx Corporation

FedEx Express

FedEx Freight System

FedEx Office

FedEx Services

FedEx SupplyChain

Fennemore Craig, P.C.

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Fermi National
Accelerator
Laboratory

Ferrellgas

Ferrovial

Festo US

Fidelis Care of New York

Fidelity National Information Services

Fifth Third Bancorp

FINRA

Fireman’s Fund Insurance Company

First American
Corporation

First American
Corporation — First American Trust

First Commonwealth Financial Corporation

First Commonwealth Financial Corporation
— First
Commonwealth Bank

First Data Corporation

First Financial Bank

First Interstate BancSystem, Inc.

First Midwest Bank, Inc.

First National Bank of Omaha

First-Citizens Bank & Trust Company

FirstEnergy Corporation

FirstEnergy Corporation — FES

FirstEnergy Corporation — FirstEnergy
Generation Corp.

FirstEnergy Corporation — Jersey Central Power & Light (JCP&L)

FirstEnergy Corporation — Metropolitan Edison (MET-ED)

FirstEnergy Corporation — Monongahela Power Company (Mon Power)

FirstEnergy Corporation — Nuclear Generation Corp. (FENOC)

FirstEnergy Corporation — Ohio Edison

FirstEnergy Corporation — Pennsylvania Electric Co. (PENELEC)

FirstEnergy Corporation — Pennsylvania Power (Penn Power)

FirstEnergy Corporation — Potomac Edison Company

FirstEnergy Corporation — The Cleveland Electric Illuminating Company

FirstEnergy Corporation — Toledo Edison

FirstEnergy Corporation — West Penn Power Company

FirstGroup America

Fiskars Brands, Inc.

Fives North American Combustion, Inc.

Fives, Inc.

Fletcher Allen Health Care

Florida Hospital

Florida Hospital at Connerton Long Term Acute Care

Florida Hospital Carrollwood

Florida Hospital Tampa

Fluor Corporation

Fluor Corporation — Energy & Chemicals

Fluor Corporation — Fluor Government Group

Fluor Corporation — Global Services

Fluor Corporation — Industrial & Infrastructure

Fluor Corporation — Power

FMR, LLC

Follett Corporation

Follett Corporation — Follett Educational Services

Follett Corporation — Follett Higher Education Group

Follett Corporation — Follett International

Follett Corporation — Follett Library Resources

Follett Corporation — Follett Software Company

Foot Locker, Inc.

Forest City Enterprises

Fortune Brands Home & Security, Inc.

Fortune Brands Home & Security, Inc. — MasterBrand
Cabinets, Inc.

Fox Networks Group

Fox Networks Group — Big Ten Network

Fox Networks Group — Fox Broadcasting

Fox Networks Group — Fox College Sports

Fox Networks Group — Fox Movie Channel

Fox Networks Group — Fox Soccer Channel

Fox Networks Group — Fox Sports en
Espanol

Fox Networks Group — Fox Sports Net Regional Sports Network

Fox Networks Group — FUEL TV

Fox Networks Group — FX

Fox Networks Group — National Geographic Channel

Fox Networks Group — SPEED

Fred Hutchinson Cancer Research Center

Freedom Communications, Inc.

Freeman Companies

Freeman Companies — Alford Media

Freeman Companies — Freeman AV

Freeman Companies — Freeman Electrical

Freeman Companies — Freeman Expo Hall

Freeman Companies — Stage Rigging

Fremont Group

Fresenius Medical Care NA

Friedkin Companies, Inc.

Friedkin Companies, Inc. — Alaplex AutoTransport, LLC

Friedkin Companies, Inc. — Friedkin Aviation, Inc.

Friedkin Companies, Inc. — Gulf States Administrator, Inc

Friedkin Companies, Inc. — Gulf States Financial Services

Friedkin Companies, Inc. — Gulf States Marketing, Inc.

Friedkin Companies, Inc. — Gulf States Toyota

Friedkin Companies, Inc. — Gulf States Toyota, Transport Systems, LLC

Friedkin Companies, Inc. — Open Road Rent a Car

FrieslandCampina DMV

FrieslandCampina USA LP

Froedtert & Community
Health

Froedtert & Community
Health — Community Memorial Hospital

Froedtert & Community
Health — Froedtert Memorial Lutheran
Hospital

Froedtert & Community
Health — St Joseph’s Hospital

F-Secure, Inc. North
America

Fulton Financial
Corporation

G&K Services, Inc.

Gambro, Inc.

Gamfi AGL US

Gardner Denver

Gardner Denver — Air-
Relief, Inc.

Gardner Denver — Best-
Aire LLC

Gardner Denver — Emco Wheaton

Gardner Denver —
Gardner Denver Water Jetting

Gardner Denver — Nash Division

Gardner Denver —
Oberdorfer Pumps

Gardner Denver — TCM
Investments, Inc.

Gardner Denver —
Thomas Division

Gartner, Inc.

Gate Gourmet, Inc.

Gateway Ticketing
Systems, Inc.

GATX Corporation

Gazette Communications

GCI Communication
Corp.

GEICO

Geisinger Health System

Geisinger Health System
— Geisinger Health
Plan

Geisinger Health System
— Geisinger
Wyoming Valley
Medical Center

GELITA USA

GENCO

GENCO — GTL

GenCorp, Inc.

GenCorp, Inc. — Aerojet General Corporation

GenCorp, Inc. — Easton Development
Company LLC

General Cigar Company

General Dynamics Corporation —
General Dynamics Information
Technology (GDIT)

General Dynamics Corporation —
General Dynamics Information
Technology (GDIT), Army Solutions

General Dynamics Corporation —
General Dynamics Information
Technology (GDIT),
Civil & Homeland
Security

General Dynamics Corporation —
General Dynamics Information
Technology (GDIT), Intelligence Solutions

General Dynamics Corporation —
General Dynamics Information
Technology (GDIT), Navy & Air Force Systems

General Kinematics

General Mills, Inc.

General Motors

General Nutrition, Inc.

General Nutrition, Inc. — Anderson

General Nutrition, Inc. — Leetsdale

General Nutrition, Inc. — Phoenix

General Parts International, Inc.

Generali USA Life Reassurance
Company

GenOn Energy

Gentiva Health Services

Genuine Parts

Genworth Financial

Geodis Supply Chain Optimisation

George Washington University

Georgia Health Sciences Medical Center

Georgia Institute of Technology

GeoVera Holdings, Inc.

Getinge Sourcing LLC

Giant Eagle, Inc.

Giesecke & Devrient US

Giesecke & Devrient US — Executive Corporate

GKN America Corporation

GKN America Corporation — GKN Aerospace

GKN America Corporation — GKN Aerospace North America, Inc.

GKN America Corporation — GKN Aerospace, Chemtronics, Inc.

GKN America Corporation — GKN Aerospace, Integrated Aerostructures

GKN America Corporation — GKN Aerospace, Transparency
Systems, Inc.

GKN America Corporation — GKN Driveline

GKN America Corporation — GKN Driveline North America, Inc.

GKN America Corporation — GKN Land Systems

GKN America Corporation — GKN Land Systems Power Management Division

GKN America Corporation — GKN Sinter Metals, Inc.

GKN America Corporation — GKN Sinter Metals, Inc., GKN Sinter Metals North America LLC

GKN America Corporation — Hoeganaes Corporation

Glatfelter

Global Payments, Inc.

GOJO Industries, Inc.

Golden Horizons LLC

Golden Horizons LLC — AEDON Staffing

Golden Horizons LLC — Golden Innovations

Golden Horizons LLC — Golden Innovations, AEGIS

Golden Horizons LLC — Golden Innovations, Asera Care LLC

Golden Horizons LLC — Golden Living LLC

Golub Corporation

Goodmans Interior Structures

Goodrich Corporation

Goodrich Corporation — Actuation and Landing System

Goodrich Corporation — Electronic Systems

Goodrich Corporation — Nacelles and Interior Systems

Goodwill Industries, Omaha

Graco Inc.

Grady Health System

Grange Mutual Casualty Company

Grant Thornton LLP

Great Lakes Educational Loan Services, Inc.

Greater Orlando Aviation Authority

Great-West Life & Annuity

Green Mountain Coffee Roasters, Inc

Green Mountain Coffee Roasters, Inc — Keurig Business Unit

Green Mountain Coffee Roasters, Inc — Specialty Coffee Business Unit

Greenheck Fan Corporation

GreenStone Farm Credit Services

Greif, Inc.

Greif, Inc. — CorrChoice

Greyhound Lines, Inc

Grinnell Mutual Reinsurance
Company

Group Health Cooperative

GROWMARK, Inc.

Grundfos Pumps Corporation

Guess?, Inc.

H&R Block, Inc.

H. J. Heinz Company

H. J. Heinz Company — Heinz North America

Haldex, Inc.

Halliburton Company

Hancock Holding Company

Hancock Holding Company — Hancock Bank of Louisiana

Hancock Holding Company — Hancock Bank of Mississippi

Hancock Holding Company — Hancock Insurance Agency

Hancock Holding Company — Harrison Finance Company

Hanesbrands, Inc.

HarbourVest Partners,
LLC

Harden Healthcare

Harlan Laboratories, Inc.

Harley-Davidson, Inc.

Harris Associates L.P.

Harris County Auditor’s Office

Harris County Hospital District

Harris Teeter, Inc.

Harsco Corporation

Harsco Corporation — Air-X-Changers

Harsco Corporation — IKG Industries

Harsco Corporation — Infrastructure

Harsco Corporation —
Metals

Harsco Corporation — Minerals

Harsco Corporation — Patterson-Kelley

Harsco Corporation —
Rail

Hartford HealthCare

Harvard Pilgrim Health
Care

Harvard University

Harvard Vanguard Medical Associates

Hasbro, Inc.

Hastings Mutual Insurance Company

Hatch Associates
Consultants Inc.

Hawai‘i Pacific Health

Hawaiian Electric
Company

HBM Inc.

HCA

HD Supply, Inc.

Health Care Service Corporation

Health Care Service Corporation — BlueCross BlueShield
of Illinois

Health Care Service Corporation — BlueCross BlueShield
of New Mexico

Health Care Service Corporation —
BlueCross BlueShield
of Texas

Health First, Inc.

Health Net, Inc.

Health Net, Inc. —
Health Net Federal
Services

Health Net, Inc. —
Health Net of Arizona

Health Net, Inc. —
Health Net of
California

Health Net, Inc. —
Health Net of Oregon

Health Net, Inc. —
Health Net of the
Northeast

Health Net, Inc. —
Health Net Pharmaceutical
Services

Health Net, Inc. — Managed Health Network

Health Net, Inc. — MHN Government Services

HealthEast Care System

HealthNow New York,
Inc.

HealthPartners

HealthSpring, Inc.

HealthSpring, Inc. — Gulfquest

HealthSpring, Inc. — HealthSpring of
Florida

HealthSpring, Inc. — NewQuest

Heartland Regional
Medical Center

H-E-B

Heidrick & Struggles International, Inc.

Hella Corporate Center
USA Inc. (HCCU)

Hella Inc.

Hella Inc. — Hella Electronics
Corporation (HEC)

Helmerich & Payne, Inc.

Hempel (USA), Inc.

Hendrick Medical Center

Henkel Corporation

Henkel Corporation — Consumer Goods

Henniges Automotive

Henry Ford Health
System

Henry Ford Health
System — Henry Ford Hospital

Henry Ford Health
System — Macomb Hospital, Clinton Township

Henry Ford Health
System — Macomb Hospital, Warren Campus

Henry Ford Health
System — West Bloomfield Hospital

Henry Ford Health System — Wyandotte Hospital

Herbalife Ltd.

Herman Miller, Inc.

Highlights for Children

Highlights for Children — Staff Development for Educators (SDE)

Highlights for Children — Zaner-Bloser

Highmark

Highmark — Gateway Health Plan

Highmark — Insurance Group

Highmark — UCCI

Highmark — WVA

HighMount Exploration & Production LLC

Hilton Worldwide Corporation

Hines Interests, LLP

HNI Corporation

HNI Corporation — Allsteel

HNI Corporation — Gunlocke

HNI Corporation — HBF

HNI Corporation — Hearth & Home Technologies

HNI Corporation — HNI International

HNI Corporation — HON Company

HNI Corporation — Paoli

HNTB Companies

HNTB Companies — Central

HNTB Companies — Federal Services

HNTB Companies — Great Lakes

HNTB Companies — Infrastructure

HNTB Companies — Northeast

HNTB Companies — Southeast

HNTB Companies — West

Hoag Hospital

Holland America Line

HollyFrontier Corporation

Holy Spirit Hospital

Home Box Office

Honda of America Mfg., Inc.

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hormel Foods Corporation — Affiliated BU’s

Hormel Foods Corporation — Farmer John

Hormel Foods Corporation — Foodservice

Hormel Foods Corporation — Grocery Products

Hormel Foods Corporation — Hormel Foods International Corporation

Hormel Foods Corporation — Jennie-O Turkey Store

Hormel Foods Corporation — Refrigerated Foods

Hormel Foods Corporation — Specialty Foods

Hospital Sisters Health System

Hostess Brands, Inc.

Hot Topic, Inc.

Houghton Mifflin Company

Hoya Surgical Optics — Americas

HRN Performance Solutions

Hu-Friedy Manufacturing Company, Inc.

Humana, Inc.

Hunt Consolidated

Hunt Consolidated — Hunt Oil Company

Hunt Consolidated — Hunt Realty

Hunter Douglas Inc.

Hunter Industries

Huntington Bancshares Incorporated

Hunton & Williams, LLP

Huron Consulting Group

Husky Injection Molding Systems Ltd. — US

Hyatt Hotels Corporation

Hypertherm

Hyundai Information Service North America

Hyundai Motor America

ICL

ICL Industrial Products

Idaho Power Company

IDEXX Laboratories

IKEA Distribution Services, Inc

Illinois Tool Works

IMC, Inc.

IMG Worldwide

IMG Worldwide — IMG Clients

IMG Worldwide — IMG College

IMG Worldwide — IMG Consulting

IMG Worldwide — IMG Fashion Events

IMG Worldwide — IMG Media

IMG Worldwide — IMG Sports & Entertainment

IMS Health

IMS Health — Global Pharma Solutions

IMS Health — Healthcare Value Solutions

IMS Health — Management Consulting

IMS Health — United States

Independence Blue Cross

Independence Blue Cross — AmeriHealth Administrators

Independence Blue Cross — AmeriHealth New Jersey

Independence Blue Cross — CompServices Inc.

Independent Health Association, Inc.

Indiana Farm Bureau Insurance

Indiana University

ING North America Insurance Corporation — US Financial Services

Ingersoll-Rand Company
Limited

Ingersoll-Rand Company
Limited — Climate
Solutions

Ingersoll-Rand Company
Limited — Residential
Systems

Ingram Industries, Inc.

Ingram Micro, Inc.

Ingram Micro, Inc. —
Latin America

Ingram Micro, Inc. —
North America

Inova Health System

Insight

Insperity

Institute of Nuclear
Power Operations

Intelsat Corporation

Intelsat General
Corporation

InterContinental Hotels
Group Americas

Intermountain Health
Care, Inc.

Intermountain Health
Care, Inc. — Alta
View Hospital

Intermountain Health
Care, Inc. —
American Fork
Hospital

Intermountain Health
Care, Inc. — Dixie
Regional Medical
Center

Intermountain Health
Care, Inc. — Home
Care Services

Intermountain Health
Care, Inc. —
Intermountain
Medical Center

Intermountain Health
Care, Inc. — LDS
Hospital

Intermountain Health
Care, Inc. — Logan
Regional Hospital

Intermountain Health
Care, Inc. — McKay-
Dee Hospital

Intermountain Health
Care, Inc. — Medical
Group

Intermountain Health
Care, Inc. — Park City
Medical Center

Intermountain Health
Care, Inc. — Primary
Children’s Hospital

Intermountain Health
Care, Inc. —
SelectHealth

Intermountain Health
Care, Inc. —
Southwest Regional Cancer Clinic

Intermountain Health
Care, Inc. — Urban
Central Region

Intermountain Health
Care, Inc. — Urban
North Region

Intermountain Health
Care, Inc. — Urban
South Region

Intermountain Health
Care, Inc. — Utah
Valley Regional
Medical Center

International Imaging
Materials, Inc.

International Paper
Company

Interpublic Group of
Companies

Intrepid Potash, Inc.

Invesco Ltd.

Investment Company
Institute

IPA

IPG GIS US

Iron Mountain
Incorporated

Iron Mountain
Incorporated — North
America

Itochu International, Inc.
North America

J. C. Penney Company,
Inc.

J. Paul Getty Trust

J.R. Simplot Company

J.R. Simplot Company —
Agribusiness Group

J.R. Simplot Company —
Food Group

J.R. Simplot Company —
Land & Livestock

Jabil Circuit, Inc.

Jackson National Life
Insurance Company

Jacobs Engineering
Group, Inc.

Jacobs Engineering
Group, Inc. — Eastern
Region

Jacobs Engineering
Group, Inc. — GBNA

Jacobs Engineering
Group, Inc. — Global
Construction Services

Jacobs Engineering
Group, Inc. — Jacobs
Northern Region

Jacobs Engineering
Group, Inc. — NAI
East

Jacobs Engineering
Group, Inc. —
Western Region

James City County
Government

James Hardie Industries,
SE

James Hardie Industries,
SE — James Hardie
Building Products

James Hardie Industries,
SE — James Hardie
Building Products,
Building Products USA

James Hardie Industries,
SE — James Hardie
Building Products,
Research &
Development USA

Jefferson County Public
Schools

JetBlue Airways

JM Family Enterprises

Jo-Ann Fabric & Craft
Stores Inc.

Jockey International, Inc.

John B. Sanfilippo & Son,
Inc.

John Hancock Financial
Services, Inc.

John Wiley & Sons, Inc.

Johns Hopkins
HealthCare, LLC

Johns Manville

Johnson Controls, Inc.

Johnson Financial Group

Johnsonville Sausage,
LLC

Jones Lang LaSalle

Jones Lang LaSalle —
Americas

JorgensenHR

Jostens, Inc.

Jostens, Inc. — Memory
Book Division

Jostens, Inc. —
Scholastic/Grad Prod/
College/Jewelry
Division

Joy Mining Machinery

JPS Health Network

Judicial Council of
California

Just Energy Corp.

Kaman Industrial
Technologies

Kansas City Southern
Railway

Kao Brands Company

Kao Specialties Americas
LLC

KAR Auction Services,
Inc.

KAR Auction Services,
Inc. — ADESA

KAR Auction Services,
Inc. — Automobile
Finance Corporation

KAR Auction Services,
Inc. — AutoVIN

KAR Auction Services,
Inc. —Insurance Auto
Auctions

KAR Auction Services,
Inc. — PAR North
America

KBR, Inc.

KBR, Inc. — Allstates

KBR, Inc. — Downstream

KBR, Inc. — Gas
Monetization

KBR, Inc. —
Hydrocarbons

KBR, Inc. —
Infrastructure

KBR, Inc. —
Infrastructure,
Government & Power

KBR, Inc. — North
American Government
and Logistics

KBR, Inc. — Power &
Industrial

KBR, Inc. — Services

KBR, Inc. — Technology

KBR, Inc. — Upstream,
Oil & Gas

KBR, Inc. — Ventures

Kellogg Company

Kellogg Company —
Frozen Foods

Kellogg Company —
International

Kellogg Company —
Kashi

Kellogg Company —
Morning Foods

Kellogg Company —
North America

Kellogg Company —
Specialty Channels

Kellogg Company — US

Kelly Services Inc.

Kelsey-Seybold Clinic

Kemper Home Service
Companies

Kemper Preferred

Kennametal Inc.

Kent State University

Kewaunee Scientific
Corporation

KeyCorp

Keystone Foods, LLC

Keystone Foods, LLC —
USA Proteins

Kforce Inc.

Kimberly-Clark
Corporation

Kimberly-Clark
Corporation — Health
Care

Kimberly-Clark
Corporation — K-C
Professionals

Kindred Healthcare, Inc.

Kindred Healthcare, Inc.
— Home Health/
Hospice

Kindred Healthcare, Inc.
— Hospital Division

Kindred Healthcare, Inc.
— Nursing Center
Division

Kindred Healthcare, Inc.
— RehabCare Division

Kiwanis International,
Inc.

Knowledge Learning
Corporation

Knowledge Learning
Corporation —
Champions

Knowledge Learning
Corporation —
Children’s Creative
Learning Centers

Knowledge Learning
Corporation —
KinderCare Learning
Centers

Knoxville Utilities Board

Kohler Company

Kohler Company — Ann
Sacks

Kohler Company —
Baker

Kohler Company —
Engines

Kohler Company —
Global Faucets

Kohler Company —
Global Power Group

Kohler Company —
Hospitality & Real
Estate Group

Kohler Company —
Interiors Group

Kohler Company —
Kallista

Kohler Company —
Kitchen & Bath

Kohler Company —
Kohler Rental Power

Kohler Company — Mark
David

Kohler Company —
McGuire Furniture
Company

Kohler Company —
Plumbing Americas

Kohler Company —
Power Systems
Business

Kohler Company —
Robern

Kohl’s Corporation

Kone, Inc.

Kuehne + Nagel — North
America

Kuehne + Nagel — US

KULICKE & SOFFA
INDUSTRIES, INC.

L.L.Bean, Inc.

Laboratory Corporation
of America

Lakeland Regional
Medical Center

Lancaster General

Land O’Lakes, Inc.

Land O’Lakes, Inc. —
Dairy Food Division

Land O’Lakes, Inc. —
Feed Division

Land O’Lakes, Inc. —
WinField Solutions

Latham & Watkins LLP

Laureate Education, Inc.

Laureate Education, Inc.
— Canter &
Associates, Inc

Laureate Education, Inc.
— College of Santa
Fe

Laureate Education, Inc.
— Kendall College

Laureate Education, Inc.
— National Hispanic
University

Laureate Education, Inc.
— New School of
Architecture and
Design

Laureate Education, Inc.
— Walden University

Lawson Products, Inc.

Legacy Health

Legal & General America,
Inc.

Leggett & Platt,
Incorporated

Leggett & Platt,
Incorporated — Asia
Automotive

Leggett & Platt,
Incorporated —
Bedding Group

Leggett & Platt,
Incorporated —
Commercial Fixturing
& Components
Segment

Leggett & Platt,
Incorporated —
Commercial Vehicle
Products Group

Leggett & Platt,
Incorporated —
Consumer Products
Group

Leggett & Platt,
Incorporated —
Hanes Industries

Leggett & Platt,
Incorporated —
Home Furniture
Components Group

Leggett & Platt,
Incorporated —
Industrial Materials
Segment

Leggett & Platt,
Incorporated — Office
Furn Components

Leggett & Platt,
Incorporated —
Residential Furnishings
Segment

Leggett & Platt,
Incorporated —
Specialized Products
Segment

Leggett & Platt,
Incorporated —
Tubing & Fabrication

Leggett & Platt,
Incorporated — Wire
Division

LEGO Brand Retail, Inc.

LEGO Systems, Inc.

Leica Geosystems

Lend Lease

Lend Lease — Atlanta

Lend Lease — Charlotte

Lend Lease — Chicago

Lend Lease — Los
Angeles

Lend Lease — Nashville

Lend Lease — New York

Leo Burnett USA

Leupold & Stevens, Inc.

Level 3 Communications

LexisNexis Group — US
Corporate and Federal
Markets

LG&E and KU Energy LLC

Lhoist North America

Liberty Mutual Group

Liberty Mutual Group —
Agency Corporation

Liberty Mutual Group —
Commercial Markets

Liberty Mutual Group —
Liberty International

Liberty Mutual Group —
Personal Markets

Lieberman Research
Worldwide

Lifetime Healthcare
Companies, Inc.

Lifetime Healthcare
Companies, Inc. —
Excellus BlueCross
BlueShield

Lifetime Healthcare
Companies, Inc. —
Lifetime Care

Lifetime Healthcare
Companies, Inc. —
MedAmerica

Lifetouch, Inc.

Lifetouch, Inc. —
Lifetouch Church
Directories (LCD)

Lifetouch, Inc. —
Lifetouch National
School Studios
(LNSS)

Lifetouch, Inc. —
Lifetouch Portrait
Studio (LPS)

Limited Brands, Inc.

Limited Brands, Inc. —
Bath And Body Works

Limited Brands, Inc. —
Henri Bendel

Limited Brands, Inc. — La
Senza

Limited Brands, Inc. —
Mast Global

Limited Brands, Inc. —
Victoria’s Secret Stores

Link-Belt Construction
Equipment Company

LM Wind Power Blades
(AR) Inc.

LM Wind Power Blades
(ND), Inc.

LMS CAE Division

Logan’s Roadhouse

Lonza North America Inc.

Lonza North America Inc.
— Biologics

Lonza North America Inc.
— Walkersville

Loparex, LLC

Lord & Taylor

Lorillard Inc.

Los Angeles Unified
School District

Louis Vuitton North
America Inc.

Lower Colorado River
Authority

Lower Colorado River
Authority —
Transmission Services

Loyola University Chicago

LPL Financial

LSG Lufthansa Service
Holding AG

LSG Lufthansa Service
Holding AG — LSG
Sky Chefs Inc.

Lubrizol Corporation

Lubrizol Corporation —
Lubrizol Additives

Lubrizol Corporation —
Lubrizol Advanced
Materials

Luck Companies
Corporation

Luck Companies
Corporation —
Charles Luck Stone
Centers

Luck Companies
Corporation —
Construction
Aggregates

Luck Companies
Corporation — Har-
Tru Tennis

Luvata Franklin, Inc.

Luxottica Retail US

Lyric Opera of Chicago

Macy’s, Inc.

Macy’s, Inc. —
Bloomingdale’s

Macy’s, Inc. — Macy’s
Credit & Customer
Services

Macy’s, Inc. — Macy’s
Logistics and
Operations (MLO)

Macy’s, Inc. — Macy’s
Systems and
Technology

Madison Square Garden

MAG Americas

MAG Global Services

Magellan Health Services

Magellan Health Services
— Missouri

Magellan Midstream
Holdings, LP

Magellan Midstream
Holdings, LP —
Pipeline/Terminal
Division

Magellan Midstream
Holdings, LP —
Transportation

Magna Donnelly
Corporation — Body
& Chassis

Magna Donnelly
Corporation —
Magna Services of America Group

Magnesium Products of America Inc.

Main Line Health, Inc.

Main Line Health, Inc. —
Bryn Mawr Hospital

Main Line Health, Inc. —
Bryn Mawr
Rehabilitation Hospital

Main Line Health, Inc. — Jefferson Home Care

Main Line Health, Inc. — Main Line Affiliates

Main Line Health, Inc. — Main Line Health Laboratories, Inc.

Main Line Health, Inc. — Paoli Hospital

Main Line Health, Inc. — Riddle Memorial
Hospital

Main Line Health, Inc. —
The Lankenau Hospital

Main Street America
Group

MANN+HUMMEL USA,
Inc.

Mannington Mills

Mannington Mills, Inc. — Burke Industries

Manpower, Inc.

ManTech International Corporation

MAPFRE Insurance

Maquet Getinge Group

Marc Jacobs International
LLC

Maricopa County
Community College District

Maricopa Integrated
Health Systems

Maritz, Inc.

Maritz, Inc. — Maritz Motivation

Maritz, Inc. — Maritz Research

Maritz, Inc. — Maritz
Travel

Marriott International

Marriott International —
The Ritz-Carlton

Mars North America

Mars North America — Mars Food US

Mars North America — Mars Petcare US

Mars North America — Mars Snackfood US

Marsh & McLennan Companies, Inc.

Marshfield Clinic

Mary Kay, Inc.

Mary Kay, Inc. — US Division

Mary Washington Healthcare

Maryland Procurement Office

Masco Corporation — Decorative
Architectural Group, Behr Processing Corporation

Massachusetts Institute
of Technology

MassMutual Life
Insurance Company

MasterCard Incorporated

Matrix Medical Network

Matson Navigation Company

Matson Navigation Company — Matson Integrated Logistics

Matthews International Corporation

Matthews International Corporation — Bronze

Matthews International Corporation —
Graphics Imaging

Matthews International Corporation —
Marking Products

Matthews International Corporation — Matthews Casket

Matthews International Corporation — Matthews Cremation

Matthews International Corporation — Merchandising
Solutions

Maxum Petroleum

Maxum Petroleum — Canyon State Oil

Maxum Petroleum — General Petroleum

Maxum Petroleum —
Petroleum Products,
Inc.

Maxum Petroleum —
Simons Petroleum

Mayo Foundation

Mayo Foundation —
Mayo Clinic,
Jacksonville

Mayo Foundation —
Mayo Clinic,
Scottsdale

McCain Foods USA, Inc.

McDermott International,
Inc.

McDonald’s Corporation

McGladrey & Pullen

McGraw-Hill Education

MDU Resources Group,
Inc.

MDU Resources Group,
Inc. — Fidelity
Exploration &
Production Company

MDU Resources Group,
Inc. — Knife River
Corporation

MDU Resources Group,
Inc. — Montana
Dakota Utilities

MDU Resources Group,
Inc. — WBI Holdings,
Inc.

MeadWestvaco
Corporation

MeadWestvaco
Corporation —
Calmar

MeadWestvaco
Corporation —
Coated Board

MeadWestvaco
Corporation — Community
Development & Land Management

MeadWestvaco
Corporation —
Consumer Packaging Group

MeadWestvaco
Corporation —
Packaging Resource Division

Medical College of
Wisconsin

Medical Mutual of Ohio

MedStar Health

MedStar Health —
Franklin Square
Hospital

MedStar Health — Good Samaritan Hospital

MedStar Health —
Harbor Hospital

MedStar Health — Union Memorial Hospital

Medtronic, Inc.

Memorial Health System

Memorial Hermann

Memorial Hermann —
Home Health

Memorial Hermann — Imaging Centers

Memorial Hermann —
Katy

Memorial Hermann — Memorial City Medical Center

Memorial Hermann — MHealth

Memorial Hermann — Northeast Hospital

Memorial Hermann — Northwest

Memorial Hermann — Outreach Labs

Memorial Hermann — Southeast

Memorial Hermann — Southwest

Memorial Hermann —
Sports Medicine and Rehabilitation

Memorial Hermann —
Sugar Land

Memorial Hermann —
Texas Medical Center

Memorial Hermann —
The Medical Center

Memorial Hermann —
The Woodlands

Memorial Hermann —
TIRR

Memorial Sloan-Kettering Cancer Center

Mercedes-Benz USA

Mercury Insurance Group

Mercy Corps

Meritor, Inc.

Meritor, Inc. —
Aftermarket

Meritor, Inc. — Industrial

Meritor, Inc. — Truck

Merrill Corporation

Metalsa Structural
Products, Inc.

Methodist Health System

MetLife

MFS Investment
Management

MGIC Investment Corp.

Michael Baker
Corporation

Michaels Stores, Inc.

Michelin North America,
Inc.

Michelin North America,
Inc. — DLPS

Michelin North America,
Inc. — PL

Michelin North America,
Inc. — TC

Michelin North America,
Inc. — Michelin
Americas Research
Corp.

Michigan Auto Insurance Placement Facility

MidFirst Bank

MillerCoors LLC

Mills-Peninsula Health Services

Mine Safety Appliances Company

MIT Lincoln Laboratory

Mitsui & Co. (USA), Inc.

Modern Woodmen of America

ModusLink Global
Solutions, Inc.

ModusLink Global
Solutions, Inc. —
e-Business

ModusLink Global
Solutions, Inc. — PTS,
Inc.

ModusLink Global
Solutions, Inc. —
Supply Chain Division

ModusLink Global
Solutions, Inc. — Technology for Less
(TFL), LLC

Moet Hennessy USA

Mohawk Industries Inc.

Mohawk Industries Inc.
— Dal-Tile
Corporation

Molex

Molex — Commercial Products Division

Molex — Integrated
Products Division

Molex — Micro Products

Molex — Sales &
Marketing Division

Molina Healthcare

Molson Coors Brewing Company

Momentive Specialty Chemicals, Inc.

MoneyGram
International, Inc.

Monsanto Company

Montefiore Medical
Center

Moore & Van Allen, PLLC

Morgan, Lewis & Bockius
LLP

Morrison & Foerster, LLP

Mount Holyoke College

Mountain States Health Alliance

MTS Systems Corporation

MTS Systems Corporation
— Sensors

MTS Systems Corporation
— Test Division

Munich Reinsurance
America, Inc.

Munson Medical Center

Mutual of Omaha

Mutual of Omaha —
Mutual of Omaha
Bank

MWH Global, Inc.

Mylan Inc.

Nalco Holding Company

Nash-Finch Company

National Association of Church Personnel Administrators

National Association of
Home Builders

National Church
Residences

National Church
Residences — NCR
Health Care Division

National Church
Residences — NCR Housing Division

National Futures
Association

National Interstate
Insurance Company

National Louis University

National Renewable
Energy Laboratory

National Rural Utilities Cooperative Finance Corporation
(NRUCFC)

Nationwide Children’s Hospital

Nationwide Insurance

Nature’s Sunshine
Products

Nautilus, Inc.

Navigant Consulting, Inc.

Navistar, Inc.

Navy Exchange Service Command (NEXCOM)

Navy Federal Credit
Union

NCCI Holdings, Inc.

NCH Corporation

Neighborhood Health
Plan

Neighborhood Health
Plan of Rhode Island

Nestlé USA, Inc.

Nestlé USA, Inc. — Beverage Division

Nestlé USA, Inc. — Confections & Snacks Division

Nestlé USA, Inc. — Direct Store Delivery Division

Nestlé USA, Inc. — Emerging Markets

Nestlé USA, Inc. —
Nestlé Dryer’s Ice
Cream

Nestlé USA, Inc. —
Nestlé Prepared
Foods
Company

Nestlé USA, Inc. —
Nestlé Professionals

Nestlé USA, Inc. —
Nestlé Sales

Nestlé USA, Inc. — Pizza Division

NetJets, Inc.

NetJets, Inc. — NetJets Aviation, Inc.

NetJets, Inc. — NetJets International

NetJets, Inc. — NetJets Sales, Inc.

Netorian LLC

New Balance Athletic
Shoe, Inc.

New York Community Bancorp, Inc.

New York Life Insurance Company

New York Power
Authority

New York Power
Authority —
Blenheim-Gilboa
Power Project

New York Power
Authority — Charles Poletti Power Project

New York Power
Authority — Clark
Energy Center

New York Power
Authority — Niagara Power Project

New York Power
Authority — St. Lawrence/FDR Power Project

New York Presbyterian Healthcare System

New York University

NewPage Group, Inc.

Nexen Petroleum USA,
Inc.

NextEra Energy, Inc.

Niagara Bottling, LLC

Nike, Inc.

NJM Insurance Group

Noble Corporation

Nordstrom, Inc. — Nordstrom fsb

Norfolk Southern
Corporation

Norges Bank Investment Management

North American
Construction Services,
Ltd

North American Hoganas
Inc.

North Memorial Health
Care

Northeast Georgia Health System, Inc.

Northern Arizona
University

Northern Trust
Corporation

NorthShore University HealthSystem

Northwestern Mutual

Northwestern University

Norton Healthcare

Norton Healthcare —
Kosair Children’s
Hospital

Norton Healthcare —
Norton Audubon
Hospital

Norton Healthcare —
Norton Brownsboro Hospital

Norton Healthcare —
Norton Hospital

Norton Healthcare —
Norton Suburban
Hospital

Nova Healthcare Administrators, Inc.

Novant Health, Inc — Franklin Regional
Medical Center

Novant Health, Inc —
Prince William
Hospital

Novant Health, Inc —
Upstate Carolina
Medical Center

Novant Health, Inc.

Novant Health, Inc. — Brunswick Novant
Medical Center

Novant Health, Inc. — Forsyth Medical
Center

Novant Health, Inc. — Presbyterian Hospital, Charlotte

Novant Health, Inc. — Presbyterian
Huntersville

Novant Health, Inc. — Presbyterian
Matthews

Novant Health, Inc. — Presbyterian
Orthopaedic Hospital

Novant Health, Inc. —
Rowan Regional
Medical Center

Novant Health, Inc. — Thomasville Medical Center

Novartis Animal Health
US, Inc.

Novartis Pharmaceuticals

Novartis US, Consumer Health

Novelis

Novelis — North America

Novo Nordisk Inc.

NTT Data Inc

NuStar Energy LP

Nutricia North America

NYU Langone Medical
Center

O`Reilly Auto Parts, Inc

Oak Ridge Associated Universities

Oakland County
Government

Oakwood Healthcare,
Inc.

Océ Business Services

Office Depot

OfficeMax Incorporated

OGE Energy Corporation

Oglethorpe Power Corporation

OhioHealth

Ohly Americas

Oil States Industries, Inc.
— Arlington

Old Dominion Electric Cooperative

Old National Bancorp

Old National Bancorp —
Old National Bank

O’Melveny & Myers LLP

Omnicare, Inc.

Omnicare, Inc. — Long
Term Care

Omnicare, Inc. —
Specialty

OneBeacon Insurance

Orange County
Government

Orange County’s Credit Union

Orbital Sciences
Corporation

Orica USA Inc.

Oriental Trading
Company, Inc.

Orrick, Herrington &
Sutcliffe, LLP

OSI Industries, LLC

OSI Industries, LLC — Chicago Campus
Facility

OSI Industries, LLC — Oakland Facility

OSI Industries, LLC —
West Chicago Facility

OSI Industries, LLC —
West Jordan Facility

OSI Restaurant Partners,
LLC

OSI Restaurant Partners,
LLC — Bonfish Grill

OSI Restaurant Partners,
LLC — Carrabba’s
Italian Grill

OSI Restaurant Partners,
LLC — Flemings Prime Steakhouse and Wine
Bar

OSI Restaurant Partners,
LLC — Outback Steakhouse

OSI Restaurant Partners,
LLC — Outback Steakhouse
International

OSI Restaurant Partners,
LLC — Roy’s Hawaiian Fusion

Owens Corning

PACCAR

PACCAR — Dynacraft

PACCAR — ITD

PACCAR — Kenworth
Truck Company

PACCAR — PACCAR
Engine Company

PACCAR — PACCAR
Financial

PACCAR — Parts

PACCAR — Peterbilt
Motors Company

PACCAR — Technical
Center

PACCAR — Winch

Pacific Gas & Electric Company

Pacific Life Insurance Company

Packaging Corporation of America

Packaging Corporation of America — Containerboard

Packaging Corporation of America —
Corrugated

Pall Corporation

Pall Corporation —
Industrial

Pall Corporation — Life Sciences

Palmetto Health

Palos Community
Hospital

Panda Restaurant Group
Inc

Pandora Holding US

Panduit Corporation

Panduit Corporation — Dekalb Central Warehouse

Panduit Corporation — Network Systems Division

Panduit Corporation — Raceways Division

Panduit Corporation — Rack Systems
Division

Panduit Corporation — Terminal Division

Panduit Corporation — Tools Division

Panduit Corporation — Wiring Components Division

Panduit Corporation — Wiring ID Products Division

Papa John’s International, Inc.

Paramount Pictures

Park Nicollet Health
Services

Parker Hannifin
Corporation

Parker Hannifin
Corporation — Aerospace Group

Parker Hannifin
Corporation — Automation Group

Parker Hannifin
Corporation —
Climate and Industrial Controls Group

Parker Hannifin
Corporation —
Filtration Group

Parker Hannifin
Corporation — Fluid Connectors Group

Parker Hannifin
Corporation — Hydraulics Group

Parker Hannifin
Corporation — Industrial

Parker Hannifin
Corporation — Instrumentation
Group

Parker Hannifin
Corporation — Seal Group

Parkland Health &
Hospital System

Parkview Health

Parkview Health —
Parkview Hospital

Parsons Brinckerhoff

Parsons Corporation

Parsons Corporation — Parsons Environment & Infrastructure Group
Inc.

Parsons Corporation — Parsons Government Services Inc.

Parsons Corporation — Transportation Group

Partners HealthCare

Patterson Companies

Patterson Companies — Patterson Dental

Patterson Companies — Patterson Medical

Patterson Companies — Webster Veterinary

Patton Boggs LLP

Peabody Energy
Corporation

Peabody Energy
Corporation — Big
Ridge Inc.

Peabody Energy
Corporation — Coal
Sales LLC

Peabody Energy
Corporation — Coal Trade LLC

Peabody Energy
Corporation — New Mexico Employment Resources

Peabody Energy
Corporation —
Peabody Midwest Management Services
LLC

Peabody Energy
Corporation — Peabody Powder River Services LLC

Peabody Energy
Corporation —
Peabody Rocky
Mountain
Management Services
LLC

Peabody Energy
Corporation — Peabody Western Coal Company

PeaceHealth

PeaceHealth — Lower Columbia Region

PeaceHealth — Oregon Region

PeaceHealth —
Whatcom Region

Pearson Education

Pearson Education — Curriculum

Pearson Education — Higher Ed Professional

Pearson Education —
Pearson NCS, Assessments & Information

Pearson Education —
Pearson VUE

Peet’s Coffee & Tea

PEMCO Insurance

Penn National Insurance

Pennsylvania Higher Education Authority Agency

Penske Truck Leasing

Pentagon Federal Credit Union

Pentair Inc.

Pentair Inc. — Aquatic Systems

Pentair Inc. — Flow Technologies

Pentair Inc. — Process Technologies

Pentair Inc. — Technical Products

Pentair Inc. — Water Purification

People’s United Bank

People’s United Bank — People’s Capital and Leasing Corporation

People’s United Bank — People’s Securities,
Inc.

People’s United Bank — People’s United
Equipment Financing Corp

People’s United Bank — People’s United
Insurance Agency

Pepco Holdings, Inc.

Pepperdine University Information
Technology Division

Performance Food Group

Performance Food Group
— AFFLINK

Performance Food Group
— AFI Foodservice,
Inc.

Performance Food Group
— Batesville

Performance Food Group
— Caro Foods, Inc.

Performance Food Group
— Carroll County
Foods

Performance Food Group
— CDC IN Warehouse

Performance Food Group
— CDC, California

Performance Food Group
— CDC, Florida

Performance Food Group
— CDC, Maryland

Performance Food Group
— CDC, South
Carolina

Performance Food Group
— CDC, Tennessee

Performance Food Group
— CDC, Texas

Performance Food Group
— Empire Seafood,
Inc.

Performance Food Group
— Florida

Performance Food Group
— Hale

Performance Food Group
— Lester Broadline

Performance Food Group
— Little Rock

Performance Food Group
— Merchants Mart —
Elk Grove

Performance Food Group
— Middendorf Meats

Performance Food Group
— Milton’s

Performance Food Group
— NorthCenter
Foodservice

Performance Food Group
— Performance
Empire

Performance Food Group
— Performance
Ledyard

Performance Food Group
— Pizza Box
Production

Performance Food Group
— Powell

Performance Food Group
— Roma, Arizona

Performance Food Group
— Roma, Dallas

Performance Food Group
— Roma, Donsons

Performance Food Group
— Roma, Florida

Performance Food Group
— Roma, Georgia

Performance Food Group
— Roma, Houston

Performance Food Group
— Roma, Indianapolis

Performance Food Group
— Roma, Minnesota

Performance Food Group
— Roma, New Jersey

Performance Food Group
— Roma, North
Carolina

Performance Food Group
— Roma, Northern California

Performance Food Group
— Roma, Portland

Performance Food Group
— Roma, Southern California

Performance Food Group
— Roma, Springfield

Performance Food Group
— Roma-Minnesota
Prod

Performance Food Group
— Roma-Philadelphia

Performance Food Group
— Somerset Foods

Performance Food Group
— Springfield
Foodservice

Performance Food Group
— Temple

Performance Food Group
— Thoms Proestler Company

Performance Food Group
— Victoria

Performance Food Group
— Virginia
Foodservice

Performance Food Group
— Vistar

Performance Food Group
— Vistar, Atlanta

Performance Food Group
— Vistar, Carolinas

Performance Food Group
— Vistar, Florida

Performance Food Group
— Vistar, Houston

Performance Food Group
— Vistar, Illinois

Performance Food Group
— Vistar, Kansas City

Performance Food Group
— Vistar, Kentucky

Performance Food Group
— Vistar, Michigan

Performance Food Group
— Vistar, Minnesota

Performance Food Group
— Vistar, New
England

Performance Food Group
— Vistar, New York

Performance Food Group
— Vistar, North Texas

Performance Food Group
— Vistar, Northern California

Performance Food Group
— Vistar, Northwest

Performance Food Group
— Vistar, Ohio

Performance Food Group
— Vistar, Phoenix

Performance Food Group
— Vistar, Rocky Mountains

Performance Food Group
— Vistar, Roma- MidAtlantic

Performance Food Group
— Vistar, South
Florida

Performance Food Group
— Vistar, Tennessee

Performance Food Group
— Vistar-Southern California

Performance Food Group
— West Creek-
Broadline Corp

Perrigo Company

Personnel Board of
Jefferson County

PETCO Animal Supplies,
Inc.

Pharmavite, LLC

PharMerica, Inc.

PHH Arval

PHH Corporation

Philip Morris
International, Inc.

Philip Morris
International, Inc. —
PMI Global Brands,
Inc.

Philip Morris
International, Inc. —
PMI Global Services,
Inc.

Phillips-Van Heusen Corporation

Phillips-Van Heusen Corporation — Calvin Klein

Phillips-Van Heusen Corporation — Dress
Shirt

Phillips-Van Heusen Corporation — GH
Bass

Phillips-Van Heusen Corporation — Izod
Retail

Phillips-Van Heusen Corporation — PVH Sportswear

Phillips-Van Heusen Corporation —
Tommy Hilfiger

Phillips-Van Heusen Corporation — Van Heusen Retail

Phoenix Children’s
Hospital

Phoenix Companies

Phoenix Companies — Saybrus Partners, Inc.

PHOENIX Process
Equipment Company

Piaggio Group Americas

Pier 1 Imports, Inc.

Pinnacle West Capital Corporation

Pioneer Natural
Resources USA, Inc.

Piper Jaffray Companies

Pitney Bowes, Inc.

PJM Interconnection

Plains Exploration & Production Company

Plante & Moran, PLLC

Plexus Corporation

Plum Creek Timber
Company, Inc.

Pochet of America, Inc.

Polaris Industries, Inc.

Polo Ralph Lauren

Polymer Technologies

PolyOne Corporation

Port Authority of
Allegheny County

Port of Portland

Port of Seattle

Portfolio Recovery
Associates, Inc.

Ports America, Inc.

Post Holdings Inc

PPD, Inc

PPG Industries, Inc.

PPL Corporation

Praxair, Inc.

Praxair, Inc. — hydrogen- carbon monoxide
(HyCO)

Praxair, Inc. — North American Industrial
Gases

Praxair, Inc. — Praxair Distribution, Inc.

Praxair, Inc. — Praxair
Surface Technologies

Preformed Line Products Company

Pressure Chemical Co.

Prime Therapeutics LLC

Principal Financial Group

Printpack, Inc.

PrivateBancorp, Inc.

ProBuild Holdings, Inc.

Progressive Corporation

Protective Life
Corporation

Protective Life
Corporation — Asset Protection Division

Protective Life
Corporation — Life & Annuity Division

Provena Health

Provena Health —
Covenant Medical
Center

Provena Health —
Provena Mercy
Medical Center

Provena Health —
Provena St. Joseph Hospital

Provena Health —
Provena St. Joseph Medical Center

Provena Health — St.
Mary Hospital

Provena Health — United Samaritans Medical
Center

Providence Health &
Services in Oregon

Providence Health &
Services in Oregon — Ambulatory Services

Providence Health &
Services in Oregon — Providence
Benedictine Nursing Center

Providence Health &
Services in Oregon — Providence Center for Medically Fragile
Children

Providence Health &
Services in Oregon — Providence
ElderPlace

Providence Health &
Services in Oregon — Providence Gorge
Service Area

Providence Health &
Services in Oregon — Providence Health
Plans

Providence Health &
Services in Oregon — Providence Home & Community Services

Providence Health &
Services in Oregon — Providence Hood River Memorial Hospital

Providence Health &
Services in Oregon — Providence Medford Medical Center

Providence Health &
Services in Oregon —
Providence Medical
Group

Providence Health &
Services in Oregon —
Providence Medical
Group South

Providence Health &
Services in Oregon —
Providence Milwaukie
Hospital

Providence Health &
Services in Oregon —
Providence Newberg
Hospital

Providence Health &
Services in Oregon —
Providence Portland
Medical Center

Providence Health &
Services in Oregon —
Providence Seaside
Hospital

Providence Health &
Services in Oregon —
Providence St. Vincent
Medical Center

Providence Health &
Services in Oregon —
Providence Willamette
Falls Medical Center

PSA Healthcare

PSCU Financial Services

PSS World Medical, Inc.

PSS World Medical, Inc.
— Gulf South Medical
Supply, Inc.

PSS World Medical, Inc.
— Physician Sales &
Services, Inc.

Public Company
Accounting Oversight
Board

Publix Super Markets,
Inc.

Puget Sound Energy

PulteGroup, Inc.

PZ Cussons Beauty

QBE The Americas

QEP Resources, Inc

QTI Human Resources,
Inc.

Qualcomm, Inc.

Qualipac America

Questar Corporation

QVC, Inc.

Radian Group

Rakuten LinkShare
Corporation

Ralcorp Holdings, Inc.

Ralcorp Holdings, Inc. —
AIPC

Ralcorp Holdings, Inc. —
Frozen Bakery
Products

Ralcorp Holdings, Inc. —
Ralcorp Snacks,
Sauces & Spreads

Ralcorp Holdings, Inc. —
Ralston Foods

Raley’s

RAND Corporation

Randolph-Macon College

Raymond James Financial

Raymond James Financial
— Capital Markets

Raymond James Financial
— Eagle Asset
Management

Raymond James Financial
— Raymond James
Bank

RBC Wealth
Management

Recology

Recology — Golden Gate
Disposal & Recycling
Co.

Recology — Recology
San Francisco

Recology — Sunset
Scavenger Company

Recreational Equipment,
Inc.

Red Bull North America

Regency Centers
Corporation

Regeneron
Pharmaceuticals, Inc.

Regions Financial
Corporation

Reichhold, Inc.

Reliance Rx

Renaissance Learning,
Inc.

Renewal by Andersen
Corp.

Republic National
Distributing Company

Republic Underwriters
Insurance Company

Restaurant Application
Development

Restaurant Technology
Services, LLC

Rexel Holdings USA

Rexel Holdings USA —
Gexpro

Rexel Holdings USA —
Gexpro, Gulf Coast

Rexel Holdings USA —
Gexpro, Midwest

Rexel Holdings USA —
Gexpro, North Atlantic

Rexel Holdings USA —
Gexpro, Pacific

Rexel Holdings USA —
Gexpro, Southeast

Rexel Holdings USA —
Rexel East Central

Rexel Holdings USA —
Rexel Florida

Rexel Holdings USA —
Rexel Mid Atlantic

Rexel Holdings USA —
Rexel Northeast

Rexel Holdings USA —
Rexel South Central

Rexel Holdings USA —
Rexel West Central

Rexel Holdings USA —
Rexel, Inc.

Rexel Holdings USA —
Rexel, Inc., West
Coast

Rexnord Corp.

Rexnord Corp. —
Aerospace

Rexnord Corp. — Bearing

Rexnord Corp. — Chain
& Conveying
Equipment

Rexnord Corp. —
Coupling

Rexnord Corp. — FlatTop

Rexnord Corp. — Gear

Rexnord Corp. —
Specialty Components

Rexnord Corp. — Water
Management

Rexnord Corp. — Water
Treatment

Reynolds American, Inc.

Reynolds American, Inc.
— R. J. Reynolds
Tobacco Co.

Rich Products
Corporation

Rich Products
Corporation —
Arlington

Rich Products
Corporation —
Brownsville

Rich Products
Corporation —
Burlington

Rich Products
Corporation — Eagan

Rich Products
Corporation — Fresno

Rich Products
Corporation —
Gallatin

Rich Products
Corporation —
Grandview

Rich Products
Corporation — Hilliard

Rich Products
Corporation — Jon
Donaire

Rich Products
Corporation —
Morristown

Rich Products
Corporation —
Murfreesboro

Rich Products
Corporation — New
Britain

Rich Products
Corporation — Niles

Rich Products
Corporation — St.
Simon’s Island

Rich Products
Corporation —
Vineland

Rich Products
Corporation —
Waycross

Ricoh Americas
Corporation

Ridgewood Savings Bank

Rio Tinto plc US

Rio Tinto plc US —
Kennecott Utah
Copper

Rio Tinto plc US —
Resolution Copper

Rio Tinto plc US — Rio
Tinto Minerals

Ritchie Bros. Auctioneers

Rite Aid Corporation

Riviana Foods, Inc.

RLI Insurance Company

Robert Bosch LLC

Robert Bosch LLC —
Aftermarket Division
(AA)

Robert Bosch LLC —
Automotive
Electronics (AE)

Robert Bosch LLC —
Bosch Packaging
Technology (PA)

Robert Bosch LLC —
Bosch Security
Systems (ST)

Robert Bosch LLC —
Bosch
Thermotechnology
(TT)

Robert Bosch LLC —
CB/Farmington Hills

Robert Bosch LLC —
Chassis Systems
Control (CC)

Robert Bosch LLC —
Diesel Systems
Division (DS)

Robert Bosch LLC —
Drive and Control
Technology (DC)

Robert Bosch LLC —
Electrical Drives
Div. (ED)

Robert Bosch LLC —
Gasoline Systems
Division (GS)

Robert Bosch LLC —
Power Tools North
America (PT)

Robert Bosch LLC —
Solar Energy (SE)

Robert Bosch LLC —
Starter Motors and
Generators (SG)

Robins, Kaplan, Miller &
Ciresi, LLP

Roche Diagnostics US

Rockwell Automation,
Inc.

Rockwell Collins, Inc.

Rollins, Inc.

Roper St. Francis
Healthcare

Roundy’s Supermarkets,
Inc.

Rowan Companies, Inc.

Royal Caribbean Cruises
Ltd.

RR Donnelley & Sons

Rush University Medical
Center

RWE Trading Americas
Inc.

Ryder Systems, Inc.

Ryder Systems, Inc. —
Fleet Management
Solutions

Ryder Systems, Inc. —
Supply Chain
Solutions

S&C Electric Company

Sabre Holdings
Corporation

Sabre Holdings
Corporation — Sabre
Airline Solutions

Sabre Holdings
Corporation — Sabre
Travel Network

Sabre Holdings
Corporation —
Travelocity

SAE International

Safety-Kleen Systems,
Inc.

Sage North America

Sage North America —
Sage Business
Solutions

Sage North America —
Sage Payment
Solutions, Inc.

SAIF Corporation

Saint Agnes Medical
Center

Saks, Inc.

Saks, Inc. — Off Fifth

Samson Investment
Company

Samsung
Telecommunications
America

San Antonio Federal
Credit Union

San Antonio Water
System

Sandoz, Inc.

Sanford Health

Sanford Health —
Sanford Medical
Center

Sauer-Danfoss

Sauer-Danfoss —
Controls

Sauer-Danfoss — Propel

Sauer-Danfoss — Stand
Alone Businesses

Savannah River Nuclear
Solutions, LLC

Savannah River
Remediation LLC

Save the Children
Federation, Inc.

Savvis, Inc.

SBA Communications
Corporation

SC Johnson

SCANA Corporation

SCANA Corporation —
Carolina Gas
Transmission
Corporation

SCANA Corporation —
PSNC Energy

SCANA Corporation —
Public Service Co of
NC, Communications,
ServiceCare and
SEMI

SCANA Corporation —
SC Electric & Gas

SCANA Corporation —
SEMI (SCANA Energy
Marketing, Inc.)

SCF Arizona

Schlumberger Limited —
Schlumberger Oilfield
Services

Schneider National, Inc.

Scholle Corporation

Scholle Corporation —
Scholle Chemical

Scholle Corporation —
Scholle Packaging

SchoolsFirst Federal
Credit Union

Science Applications
International
Corporation (SAIC)

Scottrade, Inc.

Scripps Health

Scripps Health — Scripps
Clinic

Scripps Health — Scripps
Coastal Medical
Center

Scripps Health — Scripps
Green Hospital

Scripps Health — Scripps
Memorial Hospital
Encinitas

Scripps Health — Scripps
Memorial Hospital La
Jolla

Scripps Health — Scripps
Mercy Hospital Chula
Vista

Scripps Health — Scripps
Mercy Hospital San
Diego

Scripps Networks
Interactive, Inc.

Scripps Networks
Interactive, Inc. —
Scripps Networks

SCS Engineers

SCS Engineers —
Bellevue

SCS Engineers — BT
Squared

SCS Engineers —
Construction

SCS Engineers — Dallas

SCS Engineers — Long
Beach

SCS Engineers —
Midwest

SCS Engineers — OM&M

SCS Engineers — Reston

SCS Engineers — SCS
Energy

SCS Engineers — SCS
Tracer

SCS Engineers — Tampa

SCS Engineers — Valley Cottage

Searles Valley Minerals

Seattle Children’s Hospital

Seattle Children’s Hospital
— Research Institute

Securian Financial Group

Selective Insurance
Company of America

Sempra Energy — San
Diego Gas & Electric

Sentara Healthcare

Sentara Healthcare —
Norfolk General
Hospital

Sentry Insurance

Sephora USA

Sequent, Inc.

Service Corporation
International

Seton Healthcare Family

Sharp Electronics
Corporation

Sharp HealthCare

Shearman & Sterling LLP

Shook, Hardy & Bacon,
LLP

Shure Incorporated

Sidel, Inc.

Sidley Austin, LLP

Siemens Corporation

Sigma Foods Inc.

Simon Property Group

Sinclair Broadcast Group,
Inc.

SIRVA, Inc.

SIRVA, Inc. — North
American Van Lines,
Inc.

SIRVA, Inc. — SIRVA,
Relocation LLC

Skilled Healthcare, LLC

SMART Technologies
Corporation

Smiths Medical, Inc.

SMSC Gaming
Enterprises

Society Insurance

Society of Manufacturing
Engineers

Sodexo USA

Solar Turbines, Inc.

Solera Holdings, Inc.

Solera Holdings, Inc. —
Claims Services
Group

Solo Cup Company

Solutia Inc.

Solutia Inc. — Advanced
Interlayers

Solutia Inc. —
Performance Films

Solutia Inc. — Technical
Specialties

Sothebys

Southeastern Freight
Lines

Southern California
Regional Rail
Authority

Southern Company

Southern Company —
Alabama Power
Company

Southern Company — Georgia Power

Southern Company —
Gulf Power Company

Southern Company —
Mississippi Power
Company

Southern Company —
Southern Nuclear
Operating Co.

Southern Company —
SouthernLINC

Southern States
Cooperative

Southwest Airlines

Southwestern Energy
Company

Sovereign Bank
Corporation

Space Systems/Loral

Spartan Light Metal
Products Inc.

Spectra Energy Corp.

Spectrum Health System

Spectrum Health System
— Hospitals

Spectrum Health System
— Priority Health

Spirit Aerosystems

Sprague Operating
Resources, LLC

Springleaf Financial
Services

SPX Corporation

SRC — Tec

SRC Inc

SSM Health Care St. Louis

SSM Health Care St. Louis
— SSM Cardinal
Glennon Children’s
Hospital

SSM Health Care St. Louis
— SSM DePaul
Health Center

SSM Health Care St. Louis
— SSM Integrated
Health Technologies

SSM Health Care St. Louis
— SSM St. Joseph
Health Center

SSM Health Care St. Louis
— SSM St. Joseph
Hospital West

SSM Health Care St. Louis
— SSM St. Mary’s
Health Center

SSM Health Care St. Louis
— St. Clare Health
Center

St. Cloud Hospital

St. Elizabeth Health
System

St. Jude Children’s
Research Hospital

St. Luke’s Health System

St. Luke’s Health System
— Anderson County
Hospital

St. Luke’s Health System
— Crittenton
Children’s Center

St. Luke’s Health System
— Cushing Memorial
Hospital

St. Luke’s Health System
— Hedrick Medical
Center

St. Luke’s Health System
— St. Luke’s East,
Lee’s Summit

St. Luke’s Health System
— St. Luke’s Home
Care and Hospice

St. Luke’s Health System
— St. Luke’s Hospital

St. Luke’s Health System
— St. Luke’s Medical
Group

St. Luke’s Health System
— St. Luke’s
Northland Hospital

St. Luke’s Health System
— St. Luke’s South
Hospital

St. Luke’s Health System
— Wright Memorial
Hospital

Stampin’ Up!, Inc.

StanCorp Financial Group

Stanford University

Stanford University
Medical Center

Stanford University
Medical Center —
Lucile Packard
Children’s Hospital

Stantec Inc.

Staples, Inc.

Staples, Inc. — North
American Delivery

Staples, Inc. — North
American Stores

Starwood Vacation
Ownership

State Farm Insurance

State of North Carolina

State Teachers
Retirement System of
Ohio

Steelcase, Inc.

Steelcase, Inc. —
Designtex Company

Steelcase, Inc. —
PolyVision
Corporation

Stericycle, Inc.

STG, Inc.

Storck USA L.P.

Straumann USA

Stryker Corporation

Stryker Corporation —
Endoscopy

Stryker Corporation —
Instruments

Stryker Corporation —
Medical

Stryker Corporation —
Neurovascular

Stryker Corporation —
Orthopedics

Stryker Corporation —
Spine

Stryker Corporation —
Sustainability
Solutions

Subaru of Indiana
Automotive Inc.

Sumitomo Electric —
Carbide
Manufacturing, Inc.

Summa Health System

Sun Life Financial (US)

Sunrise Medical (US) LLC

Sunsweet Growers, Inc.

Superior Essex, Inc.

Superior Essex, Inc. —
Essex Group, Inc.

Superior Essex, Inc. —
Superior Essex
Communications LP

SuperMedia

SuperValu

Sutter Health

Sutter Health — Sutter
Medical Center
Sacramento

Swagelok Company

Swedish Health Services

Swedish Health Services
— Hospitals

Sykes Enterprises,
Incorporated

Sykes Enterprises,
Incorporated — US
Operations

Symetra Financial

Symetra Financial —
Group Insurance

Symetra Financial — Life
& Annuities

Synovus Financial
Corporation

Synovus Financial
Corporation —
Globalt, Inc

Synovus Financial
Corporation —
Synovus Bank

Synovus Financial
Corporation —
Synovus Mortgage
Corp.

Synovus Financial
Corporation —
Synovus Securities

Synovus Financial
Corporation —
Synovus Trust

T. Rowe Price Group, Inc.

Tanner Health System

Target Corporation

TAS Energy Inc.

Taubman Centers, Inc.

Taylor Industries

Taylor Morrison, Inc.

TD Ameritrade Holding
Corp.

TDS Telecom

TE Connectivity

Teach For America

Teceptrol Operating LLC

TECO Energy, Inc.

TeleTech Holdings, Inc.

TeliaSonera International
Carrier US

Tellabs

Tenaris, Inc. USA

Tenet Healthcare
Corporation

Tennant Company

Ternium International

Terumo BCT

Tetra Pak International
S.A.

Texas Association of
School Boards

Texas Health Resources

Texas Health Resources
— Arlington Memorial
Hospital

Texas Health Resources
— Harris Methodist
Hospital Azle

Texas Health Resources
— Harris Methodist
Hospital Cleburne

Texas Health Resources
— Harris Methodist
Hospital of Fort Worth

Texas Health Resources
— Harris Methodist
Hospital Stephenville

Texas Health Resources
— Harris Methodist
Southwest

Texas Health Resources
— Harris-Methodist
H-E-B

Texas Health Resources
— Presbyterian
Denton

Texas Health Resources
— Presbyterian
Hospital of Allen

Texas Health Resources
— Presbyterian
Hospital of Dallas

Texas Health Resources
— Presbyterian
Hospital of Kaufman

Texas Health Resources
— Presbyterian
Hospital of Plano

Texas Health Resources
— Specialty Hospital

Texas Industries, Inc.

Texas Industries, Inc. —
Aggregates

Texas Industries, Inc. —
CAC

Texas Industries, Inc. —
Consumer Products

Texas Mutual Insurance
Company

Texas State University-
San Marcos

Texon USA, Inc.

Textainer

Textron Inc.

Textron Inc. — Bell
Helicopter

Textron Inc. — Cessna
Aircraft

Textron Inc. — E-Z-Go

Textron Inc. — Jacobsen

Textron Inc. — Kautex

Textron Inc. — Textron
Financial Corporation

Textron Inc. — Textron
Systems

The Allstate Corporation

The AmeriHealth Mercy
Family of Companies

The AmeriHealth Mercy
Family of Companies
— AmeriHealth Mercy Health Plan

The AmeriHealth Mercy
Family of Companies
— MDwise Hoosier
Alliance

The AmeriHealth Mercy
Family of Companies
— PerformCare
Behavioral Health
Solutions

The AmeriHealth Mercy
Family of Companies
— PerformRx

The AmeriHealth Mercy
Family of Companies
— Select Health of
South Carolina

The Boeing Company

The Boston Consulting
Group

The Capital Group
Companies

The Carson Companies

The Casey Group, Inc.

The Children’s Hospital of
Philadelphia

The Children’s Mercy
Hospital

The Christ Hospital

The Chubb Corporation

The Church of Jesus
Christ of Latter-day
Saints

The Coca-Cola Company

The Dannon Company,
Inc.

The Donna Karan
Company LLC

The E. W. Scripps
Company

The E. W. Scripps
Company —
Newspaper, The
Commercial Appeal

The E. W. Scripps
Company — Newspaper, Treasure Coast Newspapers

The E. W. Scripps
Company — Newspaper, Ventura County Star

The E.W. Scripps
Company — Abilene
Reporter-News

The E.W. Scripps
Company — San
Angelo Standard-
Times

The E.W. Scripps
Company — Scripps
Howard News Service

The Employers
Association

The Ford Foundation

The Frost National Bank

The Golden 1 Credit
Union

The Guardian Life
Insurance Company of
America

The Guardian Life
Insurance Company of America —
Distribution

The Guardian Life
Insurance Company of
America — Group
Products

The Guardian Life
Insurance Company of
America — Individual
Markets

The Guardian Life
Insurance Company of
America —
Retirement

The Hershey Company

The Hertz Corporation

The Hertz Corporation — RAC

The Hospital of Central Connecticut at Bradley Memorial

The Hospital of Central Connecticut at New
Britain General

The Irvine Company

The Johns Hopkins
Hospital

The Johns Hopkins University

The Johns Hopkins University Applied Physics Laboratory

The Joint Commission

The Medical University of South Carolina
Hospital Authority

The Methodist Hospital System

The MITRE Corporation

The Mosaic Company

The Mosaic Company — Phosphates

The Mosaic Company — Potash

The Motorists Insurance Group

The National Academies

The New York Times Company

The Nielsen Company

The NORDAM Group

The Ohio State University

The Ohio State University Medical Center

The Outsource Group

The Pampered Chef Ltd

The Pantry, Inc.

The Pennsylvania State University — Penn
State Hershey Medical
Center

The Pew Charitable
Trusts

The Polyclinic

The Schwan Food
Company

The Schwan Food
Company — Food
Service, Inc.

The Schwan Food
Company — Global
Consumer Brands,
Inc.

The Schwan Food
Company — Schwan’s Home
Service, Inc.

The ServiceMaster
Company

The ServiceMaster
Company — American Home
Shield

The ServiceMaster
Company — Furniture Medic

The ServiceMaster
Company — Merry
Maids

The ServiceMaster
Company — ServiceMaster Clean

The ServiceMaster
Company — Terminix

The ServiceMaster
Company —
TruGreen LawnCare

The Sherwin-Williams Company

The Sherwin-Williams Company —
Consumer Group,
Diversified Brands
Division

The Sherwin-Williams Company — Global Finishes

The Sherwin-Williams Company — Global Group, Auto Division

The Sherwin-Williams Company — Latin American Coatings

The Sherwin-Williams Company — Paint
and Coatings

The Sherwin-Williams Company — Paint
Stores Group

The Sherwin-Williams Company — Paint
Stores Group, Eastern
Division

The Sherwin-Williams
Company — Paint
Stores Group,
Midwestern Division

The Sherwin-Williams Company — Paint
Stores Group, Southeastern Division

The Sherwin-Williams Company — Paint
Stores Group, Southwestern Division

The Sherwin-Williams Company — Product Finishes Division

The Sherwin-Williams Company —
Protective & Marine
Coatings

the SI Organization, Inc.

The Sierra Club
Foundation

The Sundt Companies,
Inc.

The Sundt Companies,
Inc. — Sundt
Construction, Inc.,
Federal Division

The Sundt Companies,
Inc. — Sundt
Construction, Inc.,
Northern California

The Sundt Companies,
Inc. — Sundt
Construction, Inc.,
Southern California

The Sundt Companies,
Inc. — Sundt Construction, Inc.,
Southwest District

The Sundt Companies,
Inc. — Texas Division

The Timken Company

The TJX Companies, Inc.

The TJX Companies, Inc.
— Home Goods

The TJX Companies, Inc.
— Marmaxx Group

The Toro Company

The Travelers Companies,
Inc.

The University of Alabama
at Birmingham

The University of Arizona

The University of Chicago

The University of Chicago Medical Center

The University of Iowa

The University of Kansas Hospital

The University of Texas Medical Branch

The University of Texas System

The University of Texas System — University
of Texas at Pan
American

The University of Texas System — University of Texas at San
Antonio

The University of Texas System — University
of Texas Health
Science Center

The University of Texas System — University
of Texas Health
Science Center at San
Antonio

The University of Texas System — University
of Texas M.D.
Anderson Cancer
Center

The University of Texas System — University
of Texas Southwestern Medical Center

The Valspar Corporation

The Vanguard Group, Inc.

The Walt Disney Company

The Walt Disney Company
— Disney ABC
Television Group

The Walt Disney Company
— Disney Consumer
Products

The Walt Disney Company
— Disney Interactive
Media Group

The Walt Disney Company
— ESPN

The Walt Disney Company
— Walt Disney Parks
& Resorts, LLC

The Walt Disney Company
— Walt Disney
Studios

The Weather Channel

The Wendy’s Company

The Wendy’s Company — New Bakery

The Williams Companies,
Inc.

The Williams Companies,
Inc. — Midstream

The Williams Companies,
Inc. — Williams Gas
Pipeline (WGP)

The Woodbridge Group

Theodor Wille Intertrade,
Inc.

Thermo Fisher Scientific,
Inc.

Thomas Jefferson
University Hospital

Thrivent Financial for Lutherans

ThyssenKrupp Elevator

TI Automotive

TIAA-CREF

Tiffany & Co.

Tim Hortons USA Inc.

Time Warner Cable

Time Warner Cable —
East Region

Time Warner Cable —
West Region

Time Warner, Inc. —
Time, Inc.

TMEIC Corporation

TMK IPSCO

Tomkins Corporation

Tomkins Corporation —
Gates Corporation

Toray Plastics (America),
Inc.

Totem Ocean Trailer Express, Inc.

Toyota Industrial
Equipment Manufacturing, Inc.

Toys R Us, Inc.

Tractor Supply Company

Transamerica

Transocean, Inc.

Transylvania University

Travis County

TriHealth, Inc.

Trinidad Drilling LP

Trinity Health

TriWest Healthcare
Alliance

Troy Corporation

True North
Communications

Truman Medical Centers

Trustmark Companies

TSYS Core

TSYS Core — TSYS International Services

TSYS Core — TSYS Merchant Services

TSYS Core — TSYS North America Services

TTX Company

Tupperware Brands Corporation

Turner Broadcasting
System, Inc.

Tyco Fire & Security

Under Armour, Inc.

Under Armour, Inc. — Under Armour Retail Sales

Unilever U.S.

Union Tank Car Company

Uni-Select USA, Inc.

Unisys Corporation

United Parcel Service

United Rentals, Inc.

United Services
Automobile
Association

United States Cellular Corporation

United States Enrichment Corporation (USEC)

United States Enrichment Corporation (USEC)
— American
Centrifuge Oak Ridge

United States Enrichment Corporation (USEC)
— Gaseous Diffusion

United States Enrichment Corporation (USEC)
— Government
Services

United States Olympic Committee

United States Steel Corporation

United Stationers Supply Company

United Technologies Corporation

United Technologies Corporation —
Climate, Controls &
Security

United Technologies Corporation —
Hamilton Sundstrand

United Technologies Corporation — Otis Elevator Company

United Technologies Corporation — Power

United Technologies Corporation — Pratt & Whitney

United Technologies Corporation —
Sikorsky Aircraft

United Technologies Corporation — UTC Research

United Water

UnitedHealth Group

Universal Health Services,
Inc.

Universal Orlando

Universal Technical
Institute

University at Buffalo

University of Arkansas for
Medical Sciences

University of Central
Florida

University of Colorado Hospital

University of Houston

University of Illinois at
Chicago

University of Louisville

University of Maryland
Medical Center

University of Maryland University College

University of Maryland, Baltimore

University of Miami

University of Michigan

University of Minnesota

University of Minnesota — Crookston

University of Minnesota — Duluth

University of Minnesota — Morris

University of Minnesota — Rochester

University of Mississippi Medical Center

University of Notre Dame

University of Pennsylvania

University of Pittsburgh Medical Center

University of Southern California

University of Virginia
Health System

UNUM Group

UPM-Kymmene, Inc.

UPM-Kymmene, Inc. —
Blandin Paper
Company

UPM-Kymmene, Inc. — Raflatec, Inc.

Uponor, Inc.

URS Corporation Infrastructure and Environment Division

US Bancorp

US Federal Credit Union

US Foods

US Foods — Albany

US Foods — Albuquerque

US Foods — Allentown

US Foods — Altoona
Group

US Foods — Atlanta

US Foods — Austin

US Foods — Baltimore

US Foods — Boston
Group

US Foods — Buffalo

US Foods — Chicago

US Foods — Cincinnati

US Foods — Cleveland

US Foods — Columbia

US Foods — Corona

US Foods — Dallas

US Foods — Denver

US Foods — Detroit

US Foods — Fort Mill

US Foods — GFG
Bismarck

US Foods — Houston

US Foods — Indianapolis

US Foods — Jackson

US Foods — Kansas City

US Foods — Knoxville

US Foods — Lakeland

US Foods — Las Vegas

US Foods — Little Rock

US Foods — Los Angeles

US Foods — Lubbock

US Foods — Manassas

US Foods — Memphis

US Foods — Milwaukee

US Foods — Minnesota

US Foods — Montgomery

US Foods — NDG/Stock Yards (Admin)

US Foods — New York
Metro

US Foods — North Star of Atlanta

US Foods — North Star of Charlotte

US Foods — North Star of Florida

US Foods — North Star of Pennsylvania

US Foods — Northwest

US Foods — Oklahoma
City Group

US Foods — Omaha

US Foods — Philadelphia Group

US Foods — Phoenix

US Foods — Raleigh

US Foods — Reno

US Foods — Roanoke

US Foods — Salt Lake
City

US Foods — San Diego

US Foods — San
Francisco

US Foods — South Florida

US Foods — Southern
New England

US Foods — St. Louis

US Foods — Streator

US Foods — SY Barone

US Foods — SY Chicago

US Foods — SY St. Louis

US Foods — SY St. Paul

US Foods — Tampa

US Foods — West Virginia

USG Corporation

USG Corporation — L&W Supply

USG Corporation —
United States Gypsum Company

Utah Transit Authority

UTi Worldwide Inc.

Vail Resorts, Inc.

Vail Resorts, Inc. —
Arrabelle

Vail Resorts, Inc. —
Beaver Creek Resort Properties

Vail Resorts, Inc. — BeaverCreek Resort

Vail Resorts, Inc. — Breckenridge

Vail Resorts, Inc. —
Colorado Mountain Express

Vail Resorts, Inc. — Flagg Ranch Resort

Vail Resorts, Inc. —
Grand Teton Lodge Company

Vail Resorts, Inc. — Great Divide Lodge

Vail Resorts, Inc. —
Heavenly Ski Resort

Vail Resorts, Inc. —
Jackson Hole Golf and Tennis Club

Vail Resorts, Inc. —
Keystone Conference Center

Vail Resorts, Inc. —
Keystone Lodge

Vail Resorts, Inc. —
Keystone Resort

Vail Resorts, Inc. — Lake Tahoe Lodging
Company

Vail Resorts, Inc. —
Mountain News Corp

Vail Resorts, Inc. —
Mountain Thunder
Lodge

Vail Resorts, Inc. —
NorthStar Lodging

Vail Resorts, Inc. —
NorthStar Resort

Vail Resorts, Inc. — OneSkiHill Place

Vail Resorts, Inc. — Red
Sky Golf

Vail Resorts, Inc. — Rock Resorts

Vail Resorts, Inc. —
Specialty Sports
Venture

Vail Resorts, Inc. — The Lodge at Vail

Vail Resorts, Inc. — Vail Mountain

Vail Resorts, Inc. — Vail Resorts Development Company

Vail Resorts, Inc. —
Village at
Breckenridge

Valassis Communications,
Inc.

Valero Energy
Corporation

Valley National Bank

Vanderbilt University — Vanderbilt University Medical Center

Vantiv, Inc.

Vectren Corporation

Velocity Technology Solutions, Inc.

Ventura Foods, LLC

Veolia Water North
America

Veolia Water North
America — Central
LLC

Veolia Water North
America — Industrial Group

Veolia Water North
America — Northeast LLC

Veolia Water North
America — West LLC

Verisign Inc

Verizon Communications

Vermeer Corporation

Verso Paper Corp.

Vestas Americas

Vestergaard Frandsen
Inc.

Viacom, Inc.

Viacom, Inc. — Media Networks

Vinson & Elkins, LLP

Virginia Commonwealth University Health
System (VCUHS)

Virginia Credit Union, Inc.

Virtua Health

Visiting Nurse Service of New York

Visteon Corporation

VITAS Healthcare Corporation

Volvo Group North
America — 3P

Volvo Group North
America — Arrow
Truck Sales Inc.

Volvo Group North
America —
Construction
Equipment

Volvo Group North
America — Mack
Trucks Inc.

Volvo Group North
America — Nova Bus Company

Volvo Group North
America — Parts

Volvo Group North
America — Penta

Volvo Group North
America —
Powertrain

Volvo Group North
America — Prevost
Car, Inc.

Volvo Group North
America — Trucks

Volvo Group North
America — Volvo
Aero Leasing LLC

Volvo Group North
America — Volvo Financial Services

Volvo Group North
America — Volvo Information
Technology

Volvo Group North
America — Volvo
Road Machinery Inc.

Vonage Holdings
Corporation

VW Credit, Inc.

VWR International

W.L. Gore & Associates,
Inc.

W.L. Gore & Associates,
Inc. — Medical
Products Division

Waddell & Reed

Wake County
Government

Wake Forest University

Wal-Mart Stores, Inc.

Washington Hospital
Center

Washington Suburban Sanitary Commission

Washington University in
St. Louis

Waste Management, Inc.

Weaver and Tidwell, LLP

Weber Aircraft LLC

Webster Financial Corporation

Webster Financial Corporation — HSA
Bank

Webster Financial Corporation —
Webster Business
Credit Corp.

Wegmans Food Markets,
Inc.

Weil, Gotshal & Manges,
LLP

Weingarten Realty
Investors

Weir SPM

WellCare Health Plans

WellCare Health Plans — Florida Division

WellCare Health Plans — North Division

WellCare Health Plans — South Division

WellPoint, Inc.

Wells Enterprises, Inc

Wells Fargo & Company

WellSpan Health

WellStar Health System

WESCO International,
Inc.

West Bend Mutual
Insurance Company

West Penn Allegheny
Health System

West Penn Allegheny
Health System — Allegheny General
Hospital & Suburban Campus

West Penn Allegheny Health System — Alle-
Kiski Medical Center

West Penn Allegheny
Health System — Canonsburg General Hospital

West Penn Allegheny
Health System —
Forbes Regional
Campus

West Penn Allegheny
Health System — The Western Pennsylvania Hospital

West Penn Allegheny
Health System —
WPAHS Primary Care Network

Western & Southern
Financial Group

Western Digital

Western Michigan
University

Westfield Group

Westlake Chemical
Corporation

Westlake Chemical Corporation — Olefins

Westlake Chemical Corporation — Vinyls,
PVC Building
Products

Westlake Chemical Corporation — Vinyls, Vinyl Chemicals

Weston Solutions, Inc.

Weston Solutions, Inc. — Central Division

Weston Solutions, Inc. — Client Business
Teams
Division

Weston Solutions, Inc. — Global Division

Weston Solutions, Inc. — Mid-Atlantic Division

Weston Solutions, Inc. — National Accounts

Weston Solutions, Inc. — Northeast Division

Weston Solutions, Inc. — Pacific Division

Weston Solutions, Inc. — Service Lines Division

Weston Solutions, Inc. — South Division

Westwood College

WGL Holdings, Inc. — Washington Gas

Wheaton College

Wheaton Franciscan Healthcare

Wheaton Franciscan Healthcare — All
Saints Healthcare

Wheaton Franciscan Healthcare —
Covenant Medical
Center

Wheaton Franciscan Healthcare —
Marianjoy Rehabilitation Hospital

Wheaton Franciscan Healthcare — St.
Francis Hospital

Wheaton Franciscan Healthcare — St.
Joseph Hospital

Whip Mix Corporation

Whole Foods Market,
Inc.

William Blair & Company,
LLC

William Marsh Rice
University

Williams-Sonoma, Inc.

Wilmer Cutler Pickering
Hale and Dorr LLP

Wisconsin Physicians
Service

Wm. Wrigley Jr.
Company

Wm. Wrigley Jr.
Company — North America

Wm. Wrigley Jr.
Company — US

Wolters Kluwer NA

Wolters Kluwer NA — Corporate Legal
Services

Wolters Kluwer NA — Financial &
Compliance Services

Wolters Kluwer NA —
Health

Wolters Kluwer NA —
Small Firm Services

Wolters Kluwer NA —
Tax and Accounting

Wolters Kluwer NA —
WK Health Clinical Solutions

Wolters Kluwer NA —
WK Health Pharma
Solutions

Wolters Kluwer NA —
WK Health
Professional Education

Wolters Kluwer NA —
WK Medical Research

World Vision

Worthington Industries

Worthington Industries
— Worthington
Cylinder Group

Worthington Industries
— Worthington Steel Group

Wright Express
Corporation

Wyndham Worldwide

Xcel Energy Inc.

XL America

XL America — Exton
OBU’s

XL America — Insurance

XL America — Insurance
US

XL America — Marine
and Offshore Energy

XL America —
Reinsurance

XL America —
Reinsurance US

Xylem Inc.

Xylem Inc. — Analytics

Xylem Inc. — RCW Executive

Xylem Residential and Commercial Water

Yamaha Corporation of America

Yellow Pages Group USA

Yeshiva University

Zale Corporation

Zebra Technologies Corporation

Zeon Corp.

Zimmer Holdings, Inc.

Zimmer Holdings, Inc. — Accelero Health

Zimmer Holdings, Inc. — Zimmer Dental

Zimmer Holdings, Inc. — Zimmer
Orthobiologics

Zimmer Holdings, Inc. — Zimmer Orthopedic Surgical Products,
Dover

Zimmer Holdings, Inc. — Zimmer Spine

Zions Bancorporation

Zions Bancorporation — Amegy Bank

Zions Bancorporation — California Bank and
Trust

Zions Bancorporation — National Bank of
Arizona

Zions Bancorporation — Nevada State Bank

Zions Bancorporation — Vectra Bank Colorado

Zions Bancorporation — Zions First National
Bank

Zumtobel US

Zurich North America

Zurich North America — Farmers Insurance
Group

TW CSR Executive

Survey

AAA

A.O. Smith

Accident Fund Insurance

ACUMED

AFLAC

Alfa Laval

Alliant Energy

Alta Resources Corp

American Cancer Society,
Inc.

American Career College

American Commercial
Lines

American University

AmeriPride Services

Ames True Temper

AMETEK California

Amica Mutual Insurance

Applied Research
Associates

Arlington County Government

Asahi Kasei Plastics N.A.,
Inc.

Ascend Performance Materials

ASCO — Valve

Ash Grove Cement
Company

Aurora Healthcare

Auto Club Group

Automobile Club of
Southern California

Avis Budget Group

Avista

Axcess Financial Services,
Inc.

B Braun Medical

Bank of America
Merchant Services

Baxter International

Baylor College of
Medicine

Baylor Health Care
System

Belk

Bemis Manufacturing Company

Beneficial Bank

Bergquist Company

Berwick Offray

BIC — Graphic USA

Black Hills

BlueCross BlueShield of Louisiana

BlueCross BlueShield of
South Carolina

BlueCross BlueShield of Tennessee

Bluegreen Corporation

Bluestem Brands

Bob Evans Farms

Boddie-Noell Enterprises,
Inc.

Bosch Rexroth

Boy Scouts of America

Boyd Gaming

Boys & Girls Clubs of
America

Bradley

Bridgepoint Education

Bristow Group

Brown-Forman

Bryant University

Build-A-Bear Workshop

Bulk Handling Systems

Cablevision Systems

CACI International

Caelum Research
Corporation

California Dental
Association

Cambia Health Solutions

Camcraft

Capital Blue Cross

CareFirst BlueCross
BlueShield

Carlson

CarMax

Casualty Management

CDM

CEC Entertainment

Cell Therapeutics

CEMEX, Inc.

CenturyLink

Chelan County Public
Utility District

Children’s Healthcare of Atlanta

Choice Hotels
International

CHS

Chumash Employee
Resource Center

Church of Jesus Christ of Latter-day Saints

CIGNA

Citizens Energy Group

Citizens Republic Bank

City of Austin

City of Garland

City of Houston

City of Las Vegas

City of Philadelphia

ClubCorp, Inc.

CNH America, LLC

Cobham Management Services

Coca-Cola Bottling

Coca-Cola Refreshments

College of St. Scholastica

Colorado Springs Utilities

Colsa

CommScope

Community Coffee

Community Health
Network

Community Preservation Corporation

Compressor Controls

Computer Task Group

ConnectiCare Capital LLC

Core Laboratories

Cornell University

Corrections Corporation
of America

Coventry Health Care

Cox Enterprises

Cracker Barrel Old
Country Stores

CSIG

CUNA Mutual

D&B

David C. Cook

Decurion Corporation

Dekalb Regional
Healthcare Systems

Delhaize America

DePaul University

Dickstein Shapiro

Diebold First American

Doherty Employer
Services

Dole Foods

Domino’s Pizza

Duke Realty

Duke University & Health System

Dyn McDermott

E A Sween Company

Edward Jones

Edward Lowe Foundation

Edwards Lifesciences

Elizabeth Arden

Emblem Health

EMCOR Group

Emerson Electric

Energy Future Holdings

Energy Solutions

Engineered Plastics
Company

Enpro Industries
(Fairbanks Morse
Engine)

Entergy

Erickson Retirement Communities

Erie Insurance

ESCO

ESCO Technologies

Etnyre International, Ltd.

Exel

Exide Technologies

Express Scripts

Fairfield Manufacturing

Farm Credit Bank of
Texas

Farm Credit Foundations

Farmland Foods

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of
San Francisco

Federal Reserve Bank of
St. Louis

Federal Reserve Board

FedEx Express

FedEx Office

Fender Musical
Instruments

Ferguson Enterprises

Fermi National
Accelerator
Laboratory

First Citizens Bank

Fleetwood Group

Flexcon Company, Inc.

Flexible Steel Lacing

Follett Corporation

Fortune Brands Home & Security, Inc.

Freeman Dallas

Freeport-McMoRan
Copper & Gold

Froedtert Hospital

G&K Services

Gannett

Gas Technology Institute

Gaylord Entertainment

General Dynamics Information
Technology

Genesis Energy

GenOn Energy

Gentiva Health Services

Georg Fischer Signet

Georgia Health Sciences Medical Center

Georgia Institute of Technology

Gerdau Long Steel North America

GKN

GNC

GOJO Industries, Inc.

Gold Eagle

Grande Cheese

Great American
Insurance

Greyhound Lines

GROWMARK

GTECH

GuideStone Financial Resources

H Lee Moffitt Cancer
Center & Research Institute

Harman International Industries

Harris County Hospital District

Hastings Mutual
Insurance Company

Haynes International

Hazelden Foundation

HD Supply

HDR, Inc.

Hendrick Medical Center

Hendrickson International

Henry Ford Health
Systems

Herman Miller

Highmark

Hill Phoenix

Hilton Worldwide

Hitachi Computer
Products

HNI

HNTB

Hu-Friedy Manufacturing Company, Inc.

Hunter Industries

IDEX Corporation

IDEXX Laboratories

Information
Management Service

Ingram Industries

Insperity

Institute for Defense
Analyses

Institute of Electrical & Electronic Engineers
(IEEE)

Integra Lifesciences Corporation

INTEGRIS Health

Intertape Polymer Group

Intrepid Potash

Iron Mountain

Irvine

Isuzu Motors America

Itochu International

ITT Industries —
Information Systems

J J Keller & Associates,
Inc.

J.R. Simplot

Jacobs Technology

Jarden

Jefferson Science
Associates

John Crane

Johns Hopkins University

Johnson Outdoors

Joint Commission

Jones Lang LaSalle

Joy Global

Judicial Council of
California

Kansas City Southern

Katun Corporation

Kettering University

Kewaunee Scientific Corporation

Keystone Foods

KI, Inc.

KIK Custom Products

Kingston Technology

Klein Tools

L.L. Bean

Laboratory Corporation
of America

Lake Federal Bank

Lake Region Medical

Lane Enterprise, Inc.

Lantech.com

Lawson Products

Learning Care Group

Legal & General America

Leggett and Platt

LG&E and KU Energy

Lieberman Research Worldwide

Lighthouse International

Limited

Little Lady Foods

Logic PD

Lower Colorado River Authority

LSG Sky Chefs

Lutron Electronics

Magellan Health Services

Magna Seating

Malco Products, Inc.

Manpower

MAPFRE U.S.A.

Maricopa County Office
of Management &
Budget

Maricopa Integrated
Health System

Marshfield Clinic

Mary Kay

Mayo Clinic

McGladrey and Pullen

Medica Health Plans

Medical Mutual of Ohio

Mercer University

Merit Medical Systems

Merrill

Metagenics

Methodist Hospital
System

MetLife

MFS Investment Management.

Miami Children’s Hospital

Michael Baker

Mine Safety Appliances

Minneapolis School
District

Minnesota Management
& Budget

Missouri Department of Conservation

Missouri Department of Transportation

Mitsubishi International

Mitsui U S A.

Molex

Molina Healthcare

MTD Products, Inc.

MTS Systems

MultiPlan

Mutual of Omaha

Nash-Finch

National Academies

National Futures
Association

National Interstate

Nature’s Sunshine
Products

Navistar International

Navy Exchange Enterprise

NCCI Holdings

Nebraska Public Power District

Neenah Paper

NJVC LLC

Nordam Group

Northwestern Memorial Hospital

Northwestern Mutual

NSK Corporation

Oglethorpe Power

Ohio Public Employees Retirement System

Ohio State University

Oil-Dri Corporation of America

Old Dominion Electric

Oppenheimer Group

Opus Bank

Orbital Science
Corporation

Oshkosh

OSI Restaurant Partners

Panduit Corporation

Papa John’s

Patterson Companies

Paychex

Paycor

Pearson

Pegasus Solutions

Penn State Hershey
Medical Center

Pepper Construction Company

Pharmavite

PHH Arval

PM

PMA Companies

Port of Portland

Poudre Valley Health
Systems

Premier

Principal Financial Group

Pro-Build Holdings

Project Management
Institute

Prometric, Inc.

PSS World Medical

Publix Super Markets,
Inc.

QBE the Americas

QTI Human Resources

Quadion Corporation

Quality Bicycle Products

Quest Diagnostics

R.R. Donnelley

Ralph Lauren

Rational Energies

REA Magnet Wire
Company, Inc.

Recology

Red Wing Shoe Company

Redcats USA

Regency Centers

Regions Financial

Rembrandt

Renaissance Learning

Rexnord Corporation

Rice University

RiceTec, Inc.

Rich Products

Ricoh Americas
Corporation

Ricoh Electronics, Inc.

Rite — Hite Holding Corporation

Riverside Research
Institute

Rollins

RSC Equipment Rental

S&C Electric

Safety-Kleen Systems

Sage Publications

Salk Institute

Sally Beauty

Salt River Project

Samuel Roberts Noble Foundation

San Antonio Water
System

San Antonio Zimmer

Sauer-Danfoss

SCANA

Schaumburg Township District Library

Schwan Food

Scientific Research Corporation

Scooter Store

Seaman Corporation

Seco Tools, Inc.

Securus Technologies,
Inc.

SEMCO Energy

Seneca Gaming
Corporation

Sentara Healthcare

Sentry Insurance

Serco

Service Corporation International

ServiceMaster Company

Seventh Generation

Shands HealthCare

Sharp Electronics

Simmons Bedding
Company

Simon Property Group,
Inc.

SMSC Gaming Enterprise

Sole Technology, Inc.

Solo Cup

South Jersey Gas

Southco, Inc.

Southeastern Freight
Lines

Southern Poverty Law Center

Southwest Gas

Space Dynamics
Laboratory

Space Telescope Science Institute

Spectrum Health —
Grand Rapids
Hospitals

SPX Corporation

St. Cloud Hospital

St. Jude Children’s
Research Hospital

St. Louis County Government

Stampin’ Up!

Standard Motor Products

Staples

State Bar of Michigan

State Corporation Commission

Stericycle, Inc.

Stinger Ghaffarian Technologies

Stonyfield Farm, Inc.

Subaru of Indiana Automotive, Inc.

SuperValu Stores

Sykes Enterprises

Synthes

Taubman Centers

TDS Telecom

Tecolote Research, Inc.

Tenet Healthcare Corporation

Terumo BCT

Texas Industries, Inc.

Texas Mutual Insurance

The Ryland Group

Thule

TIMET (Titanium Metals Corporation)

TJX Companies

Total System Services

Transamerica

Travis County

Tribune

Tri-Met

Trinity Consultants, Inc.

Trinity Health

True Value Company

Tufts Health Plan

Turner Broadcasting

U.S. Foodservice

UDR

UMDNJ-University of Medicine & Dentistry

Underwriters
Laboratories

United Conveyor
Corporation

United HealthCare Group

United Maritime Group

United Natural Foods,
Inc.

United States Steel

Universal Studios Orlando

University Health System

University of Akron

University of Alabama at Birmingham

University of California, Berkeley

University of Chicago

University of Georgia

University of Houston

University of Minnesota

University of Nebraska- Lincoln

University of North Texas

University of Notre Dame

University of Rochester

University of South
Florida Wyle
Laboratories

University of St. Thomas
Xcel Energy

University of Texas at
Austin XO Communications

University of Texas Health Science Center at
Houston Yamaha Corporation of
America

University of Texas Health Science Center of
Zeon Chemicals L.P.

University of Texas Southwestern Medical Center

University of Wisconsin Medical Foundation

University Physicians, Inc.

Uponor, Ltd.

UPS

URS

USAA

USG

Utah Transit Authority

Vail Resorts Management

Valpak/Cox Target Media

Ventura Foods

Verde Realty

Vermeer Manufacturing Company

VF

Via Christi Health

Vi-Jon

Volvo Group North
America

W C Bradley

Wake Forest University

Walgreen Co.

Walter Energy

Washington University in
St. Louis

Wawa, Inc.

Wayne Farms

Wayne Memorial
Hospital

Wellmark BlueCross BlueShield

Wells’ Dairy

West Bend Mutual
Insurance Company

West Penn Allegheny
Health System

West Virginia University Hospitals, Inc.

Weston Solutions, Inc.

Wheaton Franciscan Healthcare

Whole Foods Market

WilmerHale LLP

Windstream
Communications

Winn-Dixie Stores Winpak Portion Packaging, Ltd. Wisconsin Physicians Service Insurance Wornick Company Worthington Industries